UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(513) 520-5925

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

DECEMBER 31, 2023

- GROWTH FUND (MPGFX)

est. 1958

- BALANCED FUND (MAPOX)

est. 1961

- SMALL CAP FUND (MSCFX)

est. 2011

- MINNESOTA MUNICIPAL BOND ETF (MINN)

est. 2021

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited)

December 31, 2023

Market Overview | Second Quarter 2023

The market's performance for most of 2023 was driven by the "Magnificent 7" Technology stocks. However, in the fourth quarter, we saw signs that the market is broadening. The market rallied from its third-quarter plunge, with much of recovered ground due to stabilizing interest rates and moderating inflation. The S&P 500 Total Return (TR) rose 11.69% for the quarter and 26.29% for the year, the Dow Jones Industrial (TR) gained 13.09% in the quarter and 16.18% in 2023, and the Bloomberg U.S. Government/Credit Bond Index returned 6.63% in the fourth quarter and 5.72% for the year.

Economic indicators were generally mixed throughout 2023. The labor market has remained resilient to lulls in the market, with unemployment remaining close to record lows. Jobless claims have gone up-and-down from week-to-week, but they've stayed at very low levels. However, the housing market is struggling, with sales of existing homes down substantially. On the other hand, new construction is increasing, and prices are holding up. Finally, despite consumer confidence being soft throughout much of the year, household spending still grew at a moderate pace.

Looking back at 2023, inflation was the central theme throughout and continued its gradual slow down. There were some nervous moments, particularly in the third quarter when oil prices spiked higher and economic growth temporarily accelerated. Market worries that inflation was rising once again led to a sell-off. But as the fourth quarter progressed, those trends reversed, and the inflation news continued to improve. In November, the Federal Reserve (Fed) delivered an early Christmas present, declaring that interest rate cuts are likely in 2024.

More glad tidings about inflation arrived just before Christmas. In December, the federal government reported that the personal-consumption expenditures (PCE) price index, an index closely monitored by the Fed, fell 0.1% in November. That's the first time that the PCE index had declined since April 2020. The government also reported that core inflation dropped to an annualized rate of 1.9%.

Other economic data provided additional comfort and joy during the holiday season. Overall personal income rose 0.4% in November, compared to a 0.3% gain in October. What's more, consumer spending rose 0.2% in November, higher than 0.1% in October, though lower than September's 0.7% increase. All this may be why the Conference Board's Consumer Confidence Index rose significantly in December, with early signs suggesting that shoppers boosted their holiday spending. All this upbeat news led the economy and the market to end the year mostly merry and bright.

Future Outlook

Early in 2023, the outlook for earnings deteriorated. In January, the consensus was that earnings would grow 8% for the year. By April, the expectation was no growth at all. But from there, earnings growth expectations began to climb. Now, the consensus for 2023 is that earnings grew 7% and are expected to grow 6% in 2024. The positive trends in earnings, interest rates, and of course inflation all provide support to the market outlook for 2024.

With earnings growth expectations improving, many stocks that lagged the market last year have brighter prospects in 2024. Value stocks could become in vogue again. In 2022, value stocks outperformed growth by about 23%, but that more than reversed last year, with growth outperforming value by 37%. We anticipated that growth stocks would perform better due to a dampening earnings picture. Now, the trends suggest that sectors dominated by value holdings could come back powerfully in the coming year.

The future also looks sunnier for mid-cap stocks. While the gap between large-cap and mid-cap valuations has widened in the past few years, it's worth noting that mid-cap earnings growth has kept pace with the S&P 500. We believe many mid-caps are trading at a discount, and we expect the valuation gap to close at least a little bit.

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited) (continued)

However, there is one dark cloud on the horizon in consumer spending. While consumers seemed more upbeat at the end of 2023, the gloom they felt through most of last year hasn't completely lifted. Despite a resilient economy, many people still feel that their finances are tight. One reason: While inflation is slowing and wages have been rising, the prices of goods remain well above their pre-pandemic levels. In other words, while the cost of dinner at a favorite restaurant may not have increased since September, it could still be 20 percent higher than in 2021. Those kinds of elevated prices can cause a lasting gloom that takes a while to dissipate. To be sure, some items did drop in price during the fourth quarter, but many families are still finding it difficult to make ends meet.

As we look forward to 2024, we remain committed to investing in companies with durable competitive advantages for the long-term. Whether we experience a soft landing or a recession, we invest for entire economic cycles and not the short-term. We will continue with the same investment process and philosophy that has served our clients well for more than 90 years.

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

Dow Jones Industrial (TR) Index is a priced-weighted index that tracks 30 large, publicly owned companies trading on the New York Stock Exchange (NYSE) and Nasdaq. It is not possible to invest directly in an index.

Bloomberg U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Past performance is not a guarantee of future results.

Foreside Fund Services Distributor.

MAIRS & POWER GROWTH FUND (unaudited)

To Our Shareholders:  December 31, 2023

The Mairs & Power Growth Fund posted solid 2024 results and outperformed the S&P 500 TR Index. The Fund returned 27.70% for the year while the S&P 500 TR Index increased 26.29%. The Growth Fund also outperformed its peer group as measured by the Morningstar Core Index, which was up 22.13%.

The S&P 500's returns were dominated by just a handful of stocks, the so-called "Magnificent 7" that consists of Alphabet (GOOGL), Amazon (AMZN), Apple (AAPL), Meta (META), Microsoft (MSFT), Nvidia (NVDA), and Tesla (TSLA). These stocks were buoyed by investors' enthusiasm for AI and increased prospects of lower interest rates as inflation subsides. Thanks to our concerted effort to diversify into technology stocks over the past few years, we benefited from this upswell. The Fund's largest holding – Microsoft – was up more than 58%. Alphabet, another large holding for the Growth Fund, was up 58%. Amazon increased more than 80% and Nvidia was up a stunning 239%. Unsurprisingly, these stocks were the main contributors to the Fund's outperformance.

All of our Materials holdings – Ecolab (ECL), HB Fuller (FUL), and Sherwin Williams (SHW) – also posted strong results in 2023, a stark reversal from the prior year. After oil prices spiked above $100 in 2022 due to the Ukraine-Russia Conflict, oil has since pulled back to the low $70s. Oil and its by-products are major inputs for all of our Materials holdings; as such, lower oil prices have led to a rebound in profits. For example, our largest Materials holding – Ecolab – is expected to increase earnings more than 15% this year after declining 5% last year.

Lower oil prices also hurt Energy stocks, which was a significant boon to relative performance, since the Fund has zero exposure to this sector. Elsewhere, sector selection was a major headwind; notably, the Fund's overweight positions in Healthcare and Industrials hurt relative performance, as these Sector's lagged the market.

The Fund's relative performance was negatively impacted by what we didn't own as well. In particular, not holding Apple for most of the year cost the Fund more than 300bps (basis points) of performance. Apple may be the best-known company in the world and its seemingly ubiquitous iPhone holds a dominant share of the global cell phone market. Apple is even more dominant among Millennials and Gen Zers, which should lead to even greater market share as these cohorts age. This loyal user base should pay huge dividends for shareholders as Apple continues to monetize this ecosystem, especially as the company delves deeper into services, payments, and AI. We initiated a position in Apple during the fourth quarter and await a more attractive entry point to add to our position.

We added two smaller positions to the portfolio in the fourth quarter as well – Piper Sandler (PIPR) and Best Buy (BBY) – both of which are Minnesota-based. Piper Sandler, founded in 1895, is a leading investment bank based right in our backyard in Minneapolis. Piper's management has done an excellent job of expanding its merger and acquisitions (M&A) expertise and growing its share of M&A deals. Due to higher interest rates, the M&A environment has slowed considerably but should re- accelerate as companies adjust to the new interest rate regime. We also initiated a position in Best Buy, a leading electronics retailer with more than 1,000 stores nationwide. We've been impressed with management's ability to navigate a difficult retail landscape, gaining share amongst its offline competitors. The consumer electronics market is suffering from a spending hangover after the Pandemic, but we are starting to see green shoots of a recovery; in the meantime, Best Buy offers a 5% dividend.

Our technology investments have paid off handsomely and we are well positioned to take advantage of the growing interest in artificial intelligence. Outside of the "Magnificent 7," most other stocks experienced muted returns in 2023, especially in mid-caps and so-called old economy industries.

Consequently, we are finding compelling opportunities and are particularly interested in companies that can utilize AI to improve sales and profitability. When JP Morgan was once asked what the market will do, he

MAIRS & POWER GROWTH FUND (unaudited) (continued)

famously responded "It will fluctuate." However, as 2024 unfolds, we will remain true to our valuation discipline as well as our long-term focus and take advantage of any short-term fluctuations that may occur.

Andy Adams Lead Manager	Pete Johnson Co-Manager

MAIRS & POWER GROWTH FUND YTD CONTRIBUTORS

as of 12/31/2023

Largest Contributors To Relative Performance		Largest Detractors To Relative Performance
NVIDIA Corporation	239.02%	Hormel Foods Corporation	-27.48%
Amazon.com, Inc.	80.88%	Charles Schwab Corp	-15.96%
Alphabet Inc. Class C	58.83%	Toro Company	-13.96%
Microsoft Corporation	58.19%	Johnson & Johnson	-8.60%
Graco Inc.	30.63%	Bio-Techne Corporation	-6.49%

Largest relative contributors and detractors are securities that were selected based on their contribution to the portfolio as of December 31, 2023. The performance number shown is total return of the security for the period and includes only securities held for the entire period. Total return is the amount of value an investor earns from a security over a specific period and when distributions are reinvested.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Growth Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices and greater fluctuations in price than U.S. corporations.

This commentary includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

Morningstar Core Index portfolios are fairly representative of the overall U.S. stock marketing in size, growth rates, and price. Stocks in the to 70% of the capitalization of the U.S equity market are defined as large-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500 Index.

Basis Points (bps) is one hundredth of a percent and shows the change in value or rate of a financial instrument.

Mairs & Power Growth Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2023

Ten years of investment performance (through December 31, 2023)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2023

	1 year	5 years	10 years	20 years
Mairs & Power Growth Fund(1)	27.70%	14.31%	10.15%	9.74%
S&P 500 Total Return Index(2)	26.29%	15.69%	12.03%	9.69%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404. Per the Prospectus dated April 30, 2023, the expense ratio for the Fund is 0.63%. See the Financial Highlights in this report for the most recent expense ratio.

(1)  Performance figures reflect the historical performance of the Mairs & Power Growth Fund, a series of Mairs & Power Funds Trust, for periods prior to April 29, 2022.

(2)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
FUND INFORMATION (unaudited)  December 31, 2023

Portfolio Managers

Andrew R. Adams, CFA, lead manager since April 1, 2019, co-manager from January 1, 2015 through April 1, 2019, University of Wisconsin-Madison, MS Finance 1997

Peter J. Johnson, CFA, co-manager since April 1, 2019, University of Wisconsin-Madison, MBA Applied Security Analysis 2010

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$147.15
Expense Ratio	0.64%[1]
Portfolio Turnover Rate	13.45%
Sales Charge	None[2]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings
(Percent of Total Net Assets)3

Microsoft Corp	9.9%
UnitedHealth Group Inc	5.5
Amazon.com Inc	5.3
Alphabet Inc	4.8
JP Morgan Chase & Co	4.3
Nvidia Corp	4.0
Graco Inc	3.8
Toro Co/The	3.3
US Bancorp	3.1
Medtronic PLC	2.9

Portfolio Diversification
(Percent of Total Net Assets)

Common Stocks 99.7%
Information Technology	25.3%
Industrials	16.9
Health Care	16.6
Financials	15.2
Communication Services	7.0
Consumer Discretionary	6.6
Materials	6.2
Consumer Staples	3.4
Utilities	2.5
Short-term Investments 0.3%	0.3
100.0%

1  Ratio has been annualized for the year ended December 31, 2023.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS  December 31, 2023

	Shares	Value
COMMON STOCKS 99.7%
COMMUNICATION SERVICES 7.0%
Alphabet, Inc. – Class C (a)	1,706,556	$240,504,937
Verizon Communications, Inc.	2,950,000	111,215,000
		351,719,937
CONSUMER DISCRETIONARY 6.6%
Amazon.com, Inc. (a)	1,742,000	264,679,480
Best Buy Co., Inc.	488,000	38,200,640
Gentherm, Inc. (a)	157,999	8,272,828
Polaris, Inc.	218,000	20,659,860
		331,812,808
CONSUMER STAPLES 3.4%
Hormel Foods Corp.	3,140,592	100,844,410
Sysco Corp.	802,000	58,650,260
Target Corp.	75,870	10,805,405
		170,300,075
FINANCIALS 15.2%
Charles Schwab Corp.	882,500	60,716,000
Fiserv, Inc. (a)	989,000	131,378,760
JPMorgan Chase & Co.	1,263,000	214,836,300
Piper Sandler Companies	67,200	11,751,264
Principal Financial Group, Inc.	608,194	47,846,622
US Bancorp/MN	3,567,000	154,379,760
Visa, Inc. Class A	290,000	75,501,500
Wells Fargo & Co.	1,360,500	66,963,810
		763,374,016
HEALTH CARE 16.6%
Abbott Laboratories	411,304	45,272,231
Bio-Techne Corp.	1,620,800	125,060,928
Eli Lilly & Co.	124,539	72,596,274
Johnson & Johnson	552,160	86,545,558
Medtronic PLC	1,760,000	144,988,800
Roche Holding AG – ADR	2,292,000	83,039,160
UnitedHealth Group, Inc.	525,000	276,396,751
		833,899,702
INDUSTRIALS 16.9%
CH Robinson Worldwide, Inc.	250,000	21,597,500
Donaldson Co., Inc.	925,398	60,474,759
Fastenal Co.	1,875,000	121,443,750
Graco, Inc.	2,179,218	189,068,953
Honeywell International, Inc.	212,000	44,458,520
nVent Electric PLC	1,583,659	93,578,410
Rockwell Automation, Inc.	295,000	91,591,600

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
INDUSTRIALS (continued)
Tennant Co.	695,000	$64,419,550
Toro Co.	1,705,523	163,713,153
		850,346,195
INFORMATION TECHNOLOGY 25.3% (b)
Apple, Inc.	405,000	77,974,650
Entegris, Inc.	543,000	65,062,260
Littelfuse, Inc.	473,000	126,555,880
Microsoft Corp.	1,315,000	494,492,600
Motorola Solutions, Inc.	288,500	90,326,465
NVIDIA Corp.	407,806	201,953,687
QUALCOMM, Inc.	897,000	129,733,110
Salesforce, Inc. (a)	114,000	29,997,960
Workiva, Inc. (a)	512,857	52,070,371
		1,268,166,983
MATERIALS 6.2%
Ecolab, Inc.	570,150	113,089,253
HB Fuller Co.	1,198,432	97,564,349
Sherwin-Williams Co.	325,000	101,367,500
		312,021,102
UTILITIES 2.5%
Alliant Energy Corp.	2,400,000	123,120,000
TOTAL COMMON STOCKS (Cost $2,396,307,357)		$5,004,760,818
SHORT-TERM INVESTMENTS 0.2%
MONEY MARKET FUNDS 0.2%
First American Government Obligations Fund – Class X, 5.30% (c)	11,479,622	$11,479,622
TOTAL SHORT-TERM INVESTMENTS (Cost $11,479,622)		$11,479,622
TOTAL INVESTMENTS 99.9% (Cost $2,407,786,979)		$5,016,240,440
OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%		3,327,127
TOTAL NET ASSETS 100.0%		$5,019,567,567

Percentages are stated as a percent of net assets.

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

ADR – American Depositary Receipt

PLC – Public Limited Company

(a)  Non-income producing security.

(b)  As of December 31, 2023, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks.

(c)  The rate shown represents the 7-day effective yield as of December 31, 2023.

See accompanying Notes to Financial Statements

MAIRS & POWER BALANCED FUND (unaudited)

To Our Shareholders:  December 31, 2023

The Mairs & Power Balanced Fund finished 2023 up 13.39%. The Fund underperformed the benchmark composite index (60% S&P 500 Total Return Index and 40% Bloomberg U.S. Government/Credit Bond Index), which was up 17.76%, while the Morningstar Moderate Allocation peer group rose 13.51%.

Asset allocation positively impacted performance as the Fund remained overweight equities in a period in which stocks significantly outperformed bonds. Both asset classes delivered positive absolute returns for the year. However, the equity portion of the portfolio underperformed its respective benchmark while the fixed income portion outperformed its respective benchmark.

In 2022, a series of Fed interest rate hikes led equity markets to prefer value stocks as investors favored the visibility of current earnings more than the growth of future earnings. This trend reversed in 2023 as inflation pressures eased and investors anticipated the end of rising interest rates. In addition, a small group of mega cap stocks comprised market leadership aided by investor enthusiasm for the emerging market for artificial intelligence. While the Fund had some exposure to these companies, our more diversified approach and income objective left us generally underrepresented in this narrow leadership group.

The Fund's underweight stance in the Technology sector had a sizeable negative impact on relative performance in 2023. The most significant driver of underperformance in the sector was the absence of two large benchmark weights – Apple (AAPL) and NVIDIA (NVDA) – which performed strongly during the year. Semiconductor manufacturer Texas Instruments (TXN) lagged its peer group because the company is currently making significant investments in next-gen manufacturing capacity which will drive revenue and earnings growth well into the next decade. We think these investments will strengthen their long-term competitive position so we increased our holdings throughout the year. Microsoft (MSFT), the Fund's largest holding, is an established leader in enterprise software and cloud computing with an emerging leadership position in AI which helped propel the stock to new all-time highs. Salesforce (CRM) performed well due to strong demand for its enterprise software and AI offerings as well as a significant improvement in profitability. Entegris (ENTG) benefited from an improving outlook for semiconductor capital expenditures, which should drive higher demand for their advanced materials and filtration products. We trimmed our positions in Microsoft and Salesforce during the year as strong share price performance caused the risk / reward profiles to become more balanced.

The Fund has long maintained a significant representation in the Healthcare sector due to the high concentration of medical companies in our region which have the durable competitive advantage qualities we seek. While our overweight stance in this lagging sector weighed on relative performance, our security selection within the sector was positive. Drug manufacturer Eli Lilly (LLY) was one of our largest holdings and performed very well due to enthusiasm for its Type 2 diabetes drug Tirzepatide which recently received FDA approval for use in the treatment of obesity. While we still have a favorable view of the company's long-term opportunities, we trimmed the position as the stock's risk / reward profile became more balanced. Bio-Techne (TECH) underperformed during the year after scaling back its intermediate-term growth targets. We think the company has made smart investments in their product portfolio and will benefit from the use of AI in its research process. As such, we used the recent share price weakness to add to our position.

The Consumer Staples sector lagged the broader market as investors anticipating the end of interest rate hikes sought cyclical exposure over stability. In addition, the group was unfavorably impacted by uncertainty related to the expected growth of obesity drugs and the resultant effect on future food demand. Hormel (HRL) underperformed after reducing growth targets and announcing a restructuring effort focused on portfolio optimization. Hershey (HSY) lagged as price elasticities have unfavorably impacted sales volumes while sugar and cocoa inputs have recently experienced price increases. We feel that the recent pressures facing these two companies will ease over time so have used recent price weakness to add to our positions.

MAIRS & POWER BALANCED FUND (unaudited) (continued)

After a difficult first half driven by banking turmoil in the spring, relative performance in the Financials sector finished positively due to stabilization of deposit flows and a resilient economic backdrop. Fiserv (FI) continues to deliver consistent double-digit earnings growth driven by growth in its payment processing business as its Clover platform makes further inroads with merchant customers. Visa (V) and American Express (AXP) benefited from continued strength in consumer spending patterns across their credit card networks. Northern Trust (NTRS) – which boasts a best-in-class trust and wealth management business – has struggled this year as deposit outflows in the face of higher interest rates pressured net interest income. The stock regained some of this lost ground during the second half and we believe this leading franchise will produce better returns going forward.

Although our exposure to the Materials segment is small with only three holdings, it helped produce positive relative returns during the year after a difficult 2022. Ecolab (ECL) and Sherwin-Williams (SHW) both rebounded sharply as raw material pressures eased and pricing actions combined with operational efficiency led to strong profit margin expansion. We took the opportunity to trim our position in Sherwin-Williams after its positive recent share price performance.

Lastly, relative performance in the equity portfolio benefited from the absence of holdings in the Energy sector which was among the worst performing sectors in the market last year. We continue to believe that long term sector fundamentals will struggle in the face of an increasing supply of alternative energy sources as well as declining demand as consumers and businesses continue to shift away from the internal combustion engine.

On the fixed income side, it was an interestingly volatile year. Interest rates rose on the 10-year bond from 3.88% to start the year to nearly 5% during the fourth quarter. With economic data suggesting declining inflation and a potential end of the Fed's interest rate hikes, the 10-year rate precipitously fell back below 4% to end the year almost exactly where it started. The Fund's fixed income portfolio outperformed its respective benchmark in 2023, achieving a high single digit total return. Readers might recall that 2022 was quite possibly the worst year in modern fixed income history with returns falling into negative double digits, so 2023 was a welcome reprieve in the end. The Fund is overweight to corporate bonds and typically has a shorter duration to maturity than the benchmark. The majority of the outperformance this year was driven by corporate spread tightening and credit selection. We continue to execute on our strategy in fixed income, whereby we seek pockets of value and selectively research and buy bonds to help us achieve long-term outperformance.

The volatility in interest rates and the shifting interest rate outlook has impacted where we see value going forward. We continuously assess conditions to determine how the rate outlook could impact each company from both an earnings and valuation perspective. We continue to prefer companies with durable competitive advantages, attractive long-term growth prospects and reasonable valuations as this generally leads to favorable investment returns over time. With current rates portending better fixed income returns, we continue to increase the fixed income weighting in the portfolio while keeping duration and credit quality in check. The Fund's equity style was not aligned with market leadership last year as our preference for income generating stocks at reasonable valuations led us to be underrepresented in the mega cap leadership group. However, we believe our consistent approach to both stock and bond selection will deliver sustainable investment performance over the long term.

Kevin Earley Lead Manager	Robert Thompson Co-Manager

MAIRS & POWER BALANCED FUND (unaudited) (continued)

MAIRS & POWER BALANCED FUND YTD CONTRIBUTORS

as of 12/31/2023

Largest Contributors To Relative Performance		Largest Detractors To Relative Performance
Eli Lilly & Company	60.91%	Hormel Foods Corporation	-27.48%
Alphabet Inc. Class C	58.83%	Hershey Company	-17.88%
Ecolab Inc.	37.94%	Toro Company	-13.96%
Fiserv, Inc.	31.43%	Bio-Techne Corporation	-6.49%
Graco Inc.	30.63%	Roche Holdings Ltd. ADR	-5.34%

Largest relative contributors and detractors are securities that were selected based on their contribution to the portfolio as of December 31, 2023. The performance number shown is total return of the security for the period and includes only securities held for the entire period. Total return is the amount of value an investor earns from a security over a specific period and when distributions are reinvested. Past performance does not guarantee future results.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Balanced Fund is designed for long-term investors. The Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices and greater fluctuations in price than U.S. corporations. The Balanced Fund is subject to yield and share price variances with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short-term. There is also a chance that some of the Balanced Fund's holdings may have their credit rating downgraded or may default.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

This commentary includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 TR Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

Morningstar Moderate Allocation is designed to benchmark target-date and target-risk investment products. Index is based on well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. Index has 60% global equity exposure and 40% global bond exposure.

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

Bloomberg U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2023

Ten years of investment performance (through December 31, 2023)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2023

	1 year	5 years	10 years	20 years
Mairs & Power Balanced Fund(1)	13.39%	8.69%	6.83%	7.43%
Composite Index(2)	17.76%	10.12%	8.16%	7.35%
S&P 500 Total Return Index(3)	26.29%	15.69%	12.03%	9.69%
Bloomberg U.S. Government/ Credit Bond Index(4)	5.72%	1.41%	1.97%	3.24%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404. Per the Prospectus dated April 30, 2023, the expense ratio for the Fund is 0.69%. See the Financial Highlights in this report for the most recent expense ratio.

(1)  Performance figures reflect the historical performance of the Mairs & Power Balanced Fund, a series of Mairs & Power Funds Trust, for periods prior to April 29, 2022.

(2)  The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

(3)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(4)  The Bloomberg U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non- securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
FUND INFORMATION (unaudited)  December 31, 2023

Portfolio Managers

Kevin V. Earley, CFA, lead manager since April 1, 2018, co-manager from January 1, 2015 through April 1, 2018, University of Minnesota, MBA Finance 1990

Robert W. Thompson, CFA, co-manager since April 1, 2018, University of Minnesota, MBA Finance 1995

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$101.65
Expense Ratio	0.71%[1]
Portfolio Turnover Rate	11.74%
Sales Charge	None[2]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings
(Percent of Total Net Assets)3

Microsoft Corp	3.9%
Alphabet Inc	3.6
Fiserv Inc	2.7
JP Morgan Chase & Co	2.6
UnitedHealth Group Inc	2.5
Toro Co/The	2.1
Abbott Laboratories	2.1
Ecolab Inc	2.0
Visa Inc	1.9
Medtronic PLC	1.9

Portfolio Diversification
(Percent of Total Net Assets)

Fixed Income Securities 34.8%
Corporate Bonds	30.7%
U.S. Government Obligations	2.2
Municipal Bonds	1.0
Asset Backed Securities	0.9
Common Stocks 64.0%
Health Care	12.8
Financials	12.5
Information Technology	11.4
Industrials	11.1
Communications Services	4.7
Consumer Staples	4.7
Materials	4.1
Utilities	1.5
Consumer Discretionary	1.2
Short-term Investments 1.2%[4]	1.2
100.0%

1  Ratio has been annualized for the year ended December 31, 2023.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS  December 31, 2023

	Shares	Value
COMMON STOCKS 64.0%
COMMUNICATION SERVICES 4.8%
Alphabet, Inc. – Class C (a)	201,700	$28,425,581
Walt Disney Co.	92,000	8,306,680
		36,732,261
CONSUMER DISCRETIONARY 1.2%
Home Depot, Inc.	26,194	9,077,531
CONSUMER STAPLES 4.7%
Hershey Co.	59,630	11,117,417
Hormel Foods Corp.	381,295	12,243,382
Sysco Corp.	112,000	8,190,560
Target Corp.	36,000	5,127,120
		36,678,479
FINANCIALS 12.5%
American Express Co.	26,574	4,978,373
Fiserv, Inc. (a)	160,000	21,254,399
JPMorgan Chase & Co.	120,725	20,535,323
Northern Trust Corp.	86,000	7,256,680
Principal Financial Group, Inc.	59,000	4,641,530
US Bancorp/MN	338,017	14,629,376
Visa, Inc. – Class A	58,000	15,100,300
Wells Fargo & Co.	185,075	9,109,392
		97,505,373
HEALTH CARE 12.8%
Abbott Laboratories	145,460	16,010,782
Bio-Techne Corp.	162,000	12,499,920
Eli Lilly & Co.	24,846	14,483,230
Johnson & Johnson	82,500	12,931,050
Medtronic PLC	179,000	14,746,020
Neogen Corp. (a)	140,000	2,815,400
Roche Holding AG – ADR	200,000	7,246,000
UnitedHealth Group, Inc.	37,013	19,486,235
		100,218,637
INDUSTRIALS 11.1%
3M Co.	6,527	713,532
Automatic Data Processing Inc.	31,000	7,222,070
CH Robinson Worldwide, Inc.	30,000	2,591,700
Donaldson Co., Inc.	67,000	4,378,450
Fastenal Co.	135,000	8,743,950
Graco, Inc.	161,505	14,012,174

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

	Par/Shares	Value
COMMON STOCKS (continued)
INDUSTRIALS (continued)
Honeywell International, Inc.	51,000	$10,695,210
nVent Electric PLC	80,200	4,739,018
Rockwell Automation, Inc.	19,000	5,899,120
Tennant Co.	60,000	5,561,400
Toro Co.	172,573	16,565,282
United Parcel Service, Inc. – Class B	35,000	5,503,050
		86,624,956
INFORMATION TECHNOLOGY 11.3%
Entegris, Inc.	54,000	6,470,280
Littelfuse, Inc.	44,000	11,772,640
Microsoft Corp.	81,000	30,459,240
Motorola Solutions, Inc.	31,000	9,705,790
QUALCOMM, Inc.	68,000	9,834,840
Salesforce, Inc. (a)	24,000	6,315,360
Texas Instruments Inc.	82,000	13,977,720
		88,535,870
MATERIALS 4.1%
Ecolab, Inc.	79,250	15,719,238
HB Fuller Co.	74,205	6,041,029
Sherwin-Williams Co.	32,000	9,980,800
		31,741,067
UTILITIES 1.5%
Xcel Energy Inc.	193,000	11,948,630
TOTAL COMMON STOCKS (cost $275,002,314)		$499,062,804
CORPORATE BONDS 30.7%
COMMUNICATION SERVICES 1.0%
AT&T Inc., 4.50%, 05/15/2035	$3,000,000	$2,849,876
Comcast Corp., 4.25%, 01/15/2033	2,000,000	1,948,093
Netflix Inc., 5.88%, 11/15/2028	1,688,000	1,781,405
Verizon Communications Inc., 4.40%, 11/01/2034	1,000,000	964,719
		7,544,093
CONSUMER DISCRETIONARY 3.4%
Advance Auto Parts Inc., 3.90%, 04/15/2030	2,000,000	1,797,747
American Airlines 2016-1 Class B Pass Through Trust, Series 2016-1, 5.25%, 01/15/2024	1,686,461	1,700,893
AutoNation Inc., 3.80%, 11/15/2027	1,110,000	1,042,842

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

	Par	Value
CORPORATE BONDS (continued)
CONSUMER DISCRETIONARY (continued)
Block Financial LLC 3.88%, 08/15/2030	$1,000,000	$916,223
5.25%, 10/01/2025	1,064,000	1,058,144
eBay, Inc., 6.30%, 11/22/2032	2,000,000	2,202,453
Ford Motor Co. 4.75%, 01/15/2043	1,000,000	829,740
6.10%, 08/19/2032	500,000	505,206
General Motors Co. 4.00%, 04/01/2025	250,000	245,832
4.20%, 10/01/2027	1,000,000	977,821
5.15%, 04/01/2038	1,000,000	950,162
Hasbro Inc. 3.90%, 11/19/2029	2,000,000	1,864,493
5.10%, 05/15/2044	750,000	676,136
Kohl's Corp. 4.63%, 05/01/2031	1,000,000	788,330
5.55%, 07/17/2045	1,073,000	719,028
6.88%, 12/15/2037	500,000	377,003
Lear Corp., 3.80%, 09/15/2027	2,245,000	2,166,280
Mohawk Industries Inc., 3.63%, 05/15/2030	2,000,000	1,853,968
Polaris, Inc., 6.95%, 03/15/2029	1,806,000	1,921,221
Spirit Airlines Pass Through Trust 2015-1B, Series 2015-1, 4.45%, 04/01/2024	481,683	470,901
Starbucks Corp., 3.00%, 02/14/2032	1,000,000	899,268
Tapestry Inc, 3.05%, 03/15/2032	500,000	407,278
Tapestry, Inc., 7.70%, 11/27/2030	500,000	527,578
United Airlines 2014-2 Class A Pass Through Trust, Series A, 3.75%, 09/03/2026	384,568	365,497
Wildlife Conservation Society, 3.41%, 08/01/2050	1,000,000	735,956
Whirlpool Corp., 5.15%, 03/01/2043	1,100,000	1,007,362
		27,007,362
CONSUMER STAPLES 0.8%
Land O' Lakes Inc. 7.00%, Perpetual (b)	2,500,000	1,875,000
7.25%, Perpetual (b)	2,500,000	1,962,500
Molson Coors Brewing Co., 4.20%, 07/15/2046	1,000,000	856,727
Walgreens Boots Alliance Inc. 4.50%, 11/18/2034	1,000,000	889,634
4.80%, 11/18/2044	1,000,000	832,835
		6,416,696
ENERGY 0.3%
Kinder Morgan Inc., 5.30%, 12/01/2034	1,200,000	1,194,666
Murphy Oil Corp., 5.88%, 12/01/2042	500,000	441,286
Boardwalk Pipelines LP, 4.95%, 12/15/2024	1,000,000	993,044
		2,628,996

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

	Par	Value
CORPORATE BONDS (continued)
FINANCIALS 11.2%
Allstate Corp., 5.25%, 03/30/2033	$1,000,000	$1,023,763
American Express Co., 4.99% to 05/26/2032 then SOFR + 2.26%, 05/26/2033	500,000	498,637
Associated Banc-Corp., 4.25%, 01/15/2025	1,627,000	1,599,752
Assurant Inc., 3.70%, 02/22/2030	2,300,000	2,078,966
Athene Holding Ltd., 4.13%, 01/12/2028	450,000	429,929
BAC Capital Trust XIV, 6.05% (3 mo. Term SOFR + 0.66%), Perpetual (c)	500,000	405,541
Bank of America Corp. 4.00%, 08/15/2034	538,000	476,676
5.02% to 07/22/2032 then SOFR + 2.16%, 07/22/2033	1,000,000	991,018
Bank of Montreal, 3.09% to 01/10/2032 then 5 yr. CMT Rate + 1.40%, 01/10/2037	2,150,000	1,739,994
Bank of New York Mellon Corp., 3.75% to 12/20/2026 then 5 yr. CMT Rate + 2.63%, Perpetual	2,000,000	1,733,948
BBVA USA, 3.88%, 04/10/2025	1,000,000	980,088
Blackstone Holdings Finance Co. LLC, 2.55%, 03/30/2032 (b)	1,000,000	817,740
Capital One Financial Corp., 5.25% to 07/26/2029 then SOFR + 2.60%, 07/26/2030	4,000,000	3,941,568
Charles Schwab Corp., 4.00% to 12/01/2030 then 10 Year CMT Rate + 3.08%, Perpetual	6,000,000	4,745,782
Cincinnati Financial Corp., 6.13%, 11/01/2034	1,301,000	1,367,277
Citigroup Inc. 3.07% to 02/24/2027 then SOFR + 1.28%, 02/24/2028	500,000	471,655
4.00%, 08/05/2024	1,000,000	989,361
CNA Financial Corp., 5.50%, 06/15/2033	2,000,000	2,067,651
Farmers Exchange Capital, 7.05%, 07/15/2028 (b)	500,000	512,967
Fiserv Inc, 4.20%, 10/01/2028	1,000,000	979,132
Ford Motor Credit Co. LLC, 3.63%, 06/17/2031	1,750,000	1,511,224
Fulton Financial Corp., 3.75% to 03/15/2030 then 3 mo. Term SOFR + 2.70%, 03/15/2035	3,000,000	2,243,597
General Motors Financial Co., Inc., 3.95%, 04/13/2024	1,000,000	994,156
Goldman Sachs Group, Inc. 2.65% to 10/21/2031 then SOFR + 1.26%, 10/21/2032	2,000,000	1,670,048
4.00%, 02/15/2031	500,000	464,209
4.25%, 11/15/2030	500,000	473,616
4.30%, 12/15/2032	500,000	454,573
HSBC Holdings PLC 4.25%, 08/18/2025	2,000,000	1,956,927
4.25%, 03/14/2024	1,000,000	996,330
Janus Capital Group Inc., 4.88%, 08/01/2025	2,000,000	1,979,123
JPMorgan Chase & Co. 3.65% to 06/01/2026 then 5 yr. CMT Rate + 2.85%, Perpetual	3,000,000	2,757,459
4.13%, 12/15/2026	1,000,000	981,374
Kemper Corp., 4.35%, 02/15/2025	4,000,000	3,919,059
Land O' Lakes Capital Trust I, 7.45%, 03/15/2028 (b)	1,949,000	1,866,967

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

	Par	Value
CORPORATE BONDS (continued)
FINANCIALS (continued)
Legg Mason Inc. 3.95%, 07/15/2024	$3,088,000	$3,062,285
4.75%, 03/15/2026	1,520,000	1,516,045
Liberty Mutual Insurance Co., 8.50%, 05/15/2025 (b)	250,000	257,514
M&T Bank Corp., 5.13% to 11/01/2026 then 3 mo. LIBOR US + 3.52%, Perpetual	2,500,000	2,176,270
Mercury General Corp., 4.40%, 03/15/2027	4,000,000	3,824,478
Morgan Stanley 2.94% to 01/21/2032 then SOFR + 1.29%, 01/21/2033	1,700,000	1,450,114
4.35%, 09/08/2026	500,000	491,239
Old Republic International Corp. 3.88%, 08/26/2026	790,000	760,760
4.88%, 10/01/2024	2,000,000	1,985,246
Park National Corp., 4.50% to 09/01/2025 then 3 mo. Term SOFR + 4.39%, 09/01/2030	500,000	457,067
PNC Financial Services Group, Inc., 3.40% to 09/15/2026 then 5 yr. CMT Rate + 2.60%, Perpetual	4,000,000	3,213,122
Principal Financial Group Inc., 4.35%, 05/15/2043	500,000	444,721
Provident Companies Inc., 7.25%, 03/15/2028	250,000	266,879
Prudential Insurance Co. of America/The, 8.30%, 07/01/2025 (b)	1,000,000	1,033,421
Symetra Financial Corp., 4.25%, 07/15/2024	1,500,000	1,481,305
Synchrony Financial 2.88%, 10/28/2031	2,000,000	1,607,113
4.25%, 08/15/2024	3,000,000	2,968,174
4.50%, 07/23/2025	1,000,000	977,578
TCF National Bank, 4.60%, 02/27/2025	1,050,000	1,020,279
US Bancorp, 5.85% to 10/21/2032 then SOFR + 2.09%, 10/21/2033	2,000,000	2,066,127
Wells Fargo & Co., 4.10%, 06/03/2026	1,000,000	978,808
Western Union Co., 6.20%, 11/17/2036	1,500,000	1,560,981
Wintrust Financial Corp. 4.85%, 06/06/2029	3,500,000	3,187,408
5.00%, 06/13/2024	540,000	534,475
		87,441,516
HEALTH CARE 0.8%
AbbVie Inc., 3.80%, 03/15/2025	2,000,000	1,974,689
Bristol-Myers Squibb Co., 3.88%, 08/15/2025	43,000	42,313
CVS Health Corp., 4.78%, 03/25/2038	1,400,000	1,330,705
Quest Diagnostics, Inc., 6.40%, 11/30/2033	500,000	555,284
Viatris, Inc., 2.30%, 06/22/2027	1,500,000	1,361,872
Zimmer Biomet Holdings Inc., 4.25%, 08/15/2035	700,000	635,537
		5,900,400

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

	Par	Value
CORPORATE BONDS (continued)
INDUSTRIALS 2.6%
Alcoa Inc., 5.95%, 02/01/2037	$1,000,000	$1,045,353
Equifax, Inc., 7.00%, 07/01/2037	1,000,000	1,122,661
FedEx Corp., 4.10%, 04/15/2043	1,000,000	853,274
Flowserve Corp., 3.50%, 10/01/2030	1,000,000	888,533
GATX Corp. 4.90%, 03/15/2033	1,000,000	979,528
5.45%, 09/15/2033	1,000,000	1,008,687
6.90%, 05/01/2034	500,000	551,935
Hillenbrand Inc., 3.75%, 03/01/2031	3,000,000	2,593,204
Kennametal Inc., 4.63%, 06/15/2028	2,000,000	1,953,716
Leidos Holdings Inc., 5.95%, 12/01/2040	1,400,000	1,341,097
Leidos Inc., 5.50%, 07/01/2033	3,850,000	3,752,557
nVent Finance Sarl, 5.65%, 05/15/2033	1,495,000	1,520,966
Steelcase Inc., 5.13%, 01/18/2029	2,000,000	1,898,729
Toro Co., 7.80%, 06/15/2027	500,000	539,638
		20,049,878
INFORMATION TECHNOLOGY 3.6%
Analog Devices Inc., 2.80%, 10/01/2041	1,000,000	749,407
Arrow Electronics Inc., 4.00%, 04/01/2025	1,031,000	1,012,083
Autodesk Inc., 2.40%, 12/15/2031	1,000,000	857,683
Avnet Inc. 3.00%, 05/15/2031	2,000,000	1,696,037
5.50%, 06/01/2032	1,000,000	992,347
Broadcom Inc. 3.47%, 04/15/2034 (b)	1,000,000	871,981
4.30%, 11/15/2032	2,000,000	1,921,931
4.93%, 05/15/2037 (b)	1,500,000	1,456,246
Cox Communications Inc., 4.80%, 02/01/2035 (b)	1,880,000	1,769,844
Discovery Communications LLC, 4.95%, 05/15/2042	570,000	470,294
Fortinet, Inc., 2.20%, 03/15/2031	2,000,000	1,678,168
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	1,000,000	995,952
HP Inc. 2.65%, 06/17/2031	1,000,000	853,426
5.50%, 01/15/2033	2,000,000	2,057,329
Micron Technology, Inc., 5.88%, 02/09/2033	1,000,000	1,041,904
Motorola Solutions Inc. 4.60%, 02/23/2028	2,500,000	2,490,275
5.50%, 09/01/2044	2,000,000	1,999,131
Oracle Corp., 3.60%, 04/01/2040	3,000,000	2,403,980
T-Mobile USA, Inc., 5.75%, 01/15/2034	2,000,000	2,127,156
Warnermedia Holdings, Inc., 4.28%, 03/15/2032	1,000,000	916,739
		28,361,913

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

	Par	Value
CORPORATE BONDS (continued)
MANUFACTURING 1.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.70%, 02/01/2036	$1,000,000	$1,001,162
Dell Inc., 5.40%, 09/10/2040	1,000,000	966,015
Dell International LLC / EMC Corp., 5.30%, 10/01/2029	1,000,000	1,031,451
Eaton Corp., 4.00%, 11/02/2032	2,000,000	1,939,671
Entegris Escrow Corp., 4.75%, 04/15/2029 (b)	3,000,000	2,892,628
Smithfield Foods Inc., 3.00%, 10/15/2030 (b)	250,000	205,750
Union Carbide Corp., 7.50%, 06/01/2025	865,000	885,975
Wyeth LLC, 6.45%, 02/01/2024	500,000	500,207
		9,422,859
MATERIALS 2.5%
Albemarle Corp., 5.45%, 12/01/2044	325,000	304,864
Albemarle Wodgina Property Ltd., 3.45%, 11/15/2029	1,175,000	1,066,933
Cabot Corp. 3.40%, 09/15/2026	1,500,000	1,421,106
4.00%, 07/01/2029	2,800,000	2,662,185
Dow Chemical Co., 4.25%, 10/01/2034	1,250,000	1,200,990
Eastman Chemical Co., 3.80%, 03/15/2025	756,000	743,110
Freeport McMoRan Inc., 4.25%, 03/01/2030	3,000,000	2,820,425
HB Fuller Co. 4.00%, 02/15/2027	782,000	750,720
4.25%, 10/15/2028	3,200,000	2,995,786
International Flavors & Fragrances, Inc. 1.83%, 10/15/2027 (b)	486,000	426,696
2.30%, 11/01/2030 (b)	1,200,000	994,847
3.27%, 11/15/2040 (b)	1,000,000	719,893
Mosaic Co., 5.45%, 11/15/2033	2,000,000	2,047,798
Newmont Mining Corp., 4.88%, 03/15/2042	1,000,000	976,051
Steel Dynamics Inc., 3.25%, 10/15/2050	250,000	174,090
		19,305,494
REAL ESTATE 0.9%
CBRE Services, Inc., 5.95%, 08/15/2034	2,000,000	2,099,692
Penske Truck Leasing Co. Lp / PTL Finance Corp. 5.70%, 02/01/2028 (b)	500,000	511,604
6.05%, 08/01/2028 (b)	500,000	519,507
United Rentals North America Inc., 3.75%, 01/15/2032	4,000,000	3,556,696
		6,687,499

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

	Par	Value
CORPORATE BONDS (continued)
UTILITIES 2.4%
Alliant Energy Finance LLC, 3.60%, 03/01/2032 (b)	$2,000,000	$1,760,203
Black Hills Corp. 4.35%, 05/01/2033	1,000,000	925,490
6.15%, 05/15/2034	2,000,000	2,090,433
Duke Energy Carolinas LLC, 6.10%, 06/01/2037	1,000,000	1,082,402
Duke Energy Progress LLC, 5.70%, 04/01/2035	1,165,000	1,219,837
National Fuel Gas Co. 3.95%, 09/15/2027	2,000,000	1,907,695
4.75%, 09/01/2028	1,000,000	977,525
Niagara Mohawk Power Corp., 4.28%, 10/01/2034 (b)	2,000,000	1,833,961
Northern Natural Gas Co., 4.10%, 09/15/2042 (b)	1,021,000	815,955
Public Service Co. of Colorado, 6.50%, 08/01/2038	2,000,000	2,243,390
Southwestern Public Service Co., 6.00%, 10/01/2036	1,080,000	1,120,296
Toledo Edison Co., 2.65%, 05/01/2028 (b)	416,000	375,593
Virginia Electric and Power Co., 6.35%, 11/30/2037	1,065,000	1,181,937
Wisconsin Power and Light Co., 4.95%, 04/01/2033	1,000,000	1,006,017
		18,540,734
TOTAL CORPORATE BONDS (cost $256,802,264)		$239,307,440
U.S. TREASURY OBLIGATIONS 2.2%
United States Treasury Note/Bond 0.25%, 03/15/2024	1,000,000	$990,049
0.75%, 03/31/2026	1,000,000	928,242
0.75%, 04/30/2026	1,000,000	925,586
0.88%, 01/31/2024	1,000,000	996,461
1.00%, 07/31/2028	1,000,000	880,488
1.13%, 10/31/2026	1,000,000	923,340
1.25%, 06/30/2028	1,000,000	892,793
1.38%, 11/15/2031	2,000,000	1,663,945
2.63%, 05/31/2027	3,000,000	2,873,672
2.63%, 02/15/2029	2,000,000	1,885,313
2.88%, 05/15/2032	2,000,000	1,857,031
3.00%, 02/15/2049	2,000,000	1,635,547
3.25%, 05/15/2042	1,000,000	880,957
TOTAL U.S. TREASURY OBLIGATIONS		$17,333,424
(cost $18,271,233)

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

	Par/Shares	Value
MUNICIPAL BONDS 1.0%
Borough of Naugatuck CT, 3.09%, 09/15/2046	$1,000,000	$724,906
Crowley Independent School District, 3.01%, 08/01/2038	1,000,000	833,817
DeKalb Kane & LaSalle Counties Etc Community College District No 523 Kishwaukee, 3.02%, 02/01/2036	500,000	409,912
Desert Community College District, 2.46%, 08/01/2040	300,000	218,485
Glendale Community College District/CA, 2.11%, 08/01/2031	650,000	551,241
Idaho Bond Bank Authority, 2.35%, 09/15/2038	500,000	376,436
Massachusetts Development Finance Agency, 2.55%, 05/01/2040	885,000	629,864
Michigan State University, 4.50%, 08/15/2048	1,000,000	963,387
Pierre School District No 32-2, 2.04%, 08/01/2033	920,000	755,379
Redondo Beach Unified School District, 2.04%, 08/01/2034	500,000	385,637
Socorro Independent School District, 2.13%, 08/15/2031	500,000	428,655
Village of Ashwaubenon WI, 2.97%, 06/01/2040	505,000	399,445
Woodbury County Law Enforcement Center Authority, 3.09%, 06/01/2040	750,000	583,428
Worthington Independent School District No 518, 3.30%, 02/01/2039	850,000	721,637
TOTAL MUNICIPAL BONDS (cost $9,967,863)		$7,982,229
ASSET-BACKED SECURITIES 0.9%
American Airlines Group, Inc. Series 2013-1, 3.95%, 11/15/2025	379,191	$363,265
Series 2014-1, 3.70%, 10/01/2026	1,027,246	963,653
Series 2015-1, 3.38%, 05/01/2027	267,497	247,601
Series 2015-2, 3.60%, 09/22/2027	123,784	115,497
Series 2015-2, 4.00%, 09/22/2027	403,588	368,209
Series 2016-3B, 3.75%, 10/15/2025	469,699	443,392
Series 2017-1B, 4.95%, 02/15/2025	514,250	501,987
British Airways PLC, Series 2018-1, 4.13%, 09/20/2031 (b)	645,378	587,534
Hawaiian Holdings, Inc., Series 2013-1, 3.90%, 01/15/2026	1,301,595	1,207,574
Spirit Airlines, Inc., Series 2015-1, 4.10%, 04/01/2028	76,037	68,227
United Airlines, Inc. Series A, 4.00%, 10/29/2024	935,202	924,434
Series A, 4.00%, 04/11/2026	458,008	436,458
Series A, 4.30%, 08/15/2025	580,914	559,490
TOTAL ASSET-BACKED SECURITIES (cost $7,157,506)		$6,787,321
PREFERRED STOCKS 0.1%
FINANCIALS 0.1%
Wells Fargo & Co, Series AA, 4.70%, Perpetual	20,000	$401,000
TOTAL PREFERRED STOCKS (cost $500,000)		$401,000

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

	Shares	Value
SHORT-TERM INVESTMENTS 0.6%
MONEY MARKET FUNDS 0.6%
First American Government Obligations Fund – Class X, 5.30% (d)	5,038,069	$5,038,069
TOTAL SHORT-TERM INVESTMENTS (cost $5,038,069)		$5,038,069
TOTAL INVESTMENTS 99.5% (cost $572,739,249)		$775,912,287
OTHER ASSETS IN EXCESS OF LIABILITIES 0.5%		4,139,232
TOTAL NET ASSETS 100.0%		$780,051,519

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

ADR – American Depositary Receipt

LIBOR – London Interbank Offered Rate

PLC – Public Limited Company

SOFR – Secured Overnight Financing Rate

(a)  Non-income producing security.

(b)  Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2023, the value of these securities total $24,068,351 or 3.1% of the Fund's net assets.

(c)  Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of December 31, 2023.

(d)  The rate shown represents the 7-day effective yield as of December 31, 2023.

See accompanying Notes to Financial Statements

MAIRS & POWER SMALL CAP FUND (unaudited)

To Our Shareholders:  December 31, 2023

During 2023, the Mairs & Power Small Cap Fund gained 11.04%, while its S&P Small Cap 600 TR benchmark was up 16.05%, and the Morningstar U.S. Fund Small Blend was up by 16.03%.

Relative performance ebbed and flowed throughout the year, with increased volatility in several sectors. Financials were buffeted by sharply higher interest rates earlier in the year, recovering some of this performance later in the year. Industrials were impacted by supply chain dynamics and inventory destocking, while the Healthcare sector volatility was up on both a sharp decline in the funding environment for new products, and the perceived threats from weight loss drugs. Lastly, Consumer Discretionary stocks surged, aided by the tailwinds of easing inflation, and declines in both interest rates and energy costs.

Year-to-date relative underperformance versus the benchmark was driven primarily by strength in the Consumer Discretionary sector where the Fund has a significant underweight position. As is typically the case when interest rates and energy costs are easing, consumer sectors perform well, but often with leadership changes from one point in the cycle to another. Given our quest to identify durable competitive advantages in the companies in which we invest, and our through-cycle investing philosophy, we find these advantages and leadership to be more durable in the Industrials, Technology, Healthcare and Financials sectors, where the Fund is overweight. In addition to Consumer Discretionary sector underperformance, the Fund underperformed in Technology, Financials, and Utilities sectors, while the absence of Energy stocks in the Fund was a modest positive. Relative weakness in these sectors was partially offset by outperformance in the Industrials, Healthcare, and Real Estate sectors.

The Financials sector overall showed strength during the fourth quarter and was only bested by Consumer Discretionary names. The deposit funding pressures earlier in the year were driven by rising interest rates paid by banks, which pressured margins has eased somewhat, with the recent decline in treasury rates. While being mindful of these pressures which we believe to be temporary, as well as the potential for credit pressures down the road, we believe the six banks owned in the Fund have a track record for weathering these types of cycles and view the valuations of the stocks as attractive, even after the recent strength. As is a hallmark of our process, this conviction resulted in adding to several positions in the Financials sector during the selloff earlier in the year at favorable valuations.

Industrials companies have benefited from price taking and recent easing of inflation as supply chains have loosened up, while ebbing backlogs and moderating demand have created a broad inventory destocking cycle and dampened the pace of new orders. We believe most of the price taking will hold in the coming years, importantly as inventory normalizes and new order demand rebounds. Industrial companies broadly are likely to benefit from significant multi-year state and federal government infrastructure projects which will likely playout in the coming decade. Our conviction in our Industrials holdings stems from our research and fieldwork, including many company visits, and which suggests strong market share gains, growth, and margin improvements in the coming years.

Healthcare stocks overall outperformed the index, despite several factors contributing to volatility within the sector. First, financial conditions, specifically higher interest rates, have curtailed new venture capital funding in healthcare and life sciences, which has impacted the pace of development for new drugs and medical devices, and in turn effecting the order rates for certain products related to research. Second, China – a significant end market for these same research-oriented products – has also tapped the brakes on research spending, in an effort to mend other areas of their economy. Third, recent significant excitement around repurposing diabetes drugs to treat obesity and other diseases has fueled fear of disruption in nearly every area of healthcare and life sciences which have been focused on the symptoms of obesity. This volatility may continue as the safety and efficacy of these treatments is studied, as well as the reimbursement policies.

Technology stocks broadly performed well during 2023, although returns varied widely. Exposure to data analysis, and specifically artificial intelligence (AI) was rewarded in semiconductors and software, while inventory destocking in end markets like PCs, cell phones, and communications equipment drove disappointing fundamentals, and stock underperformance. We see the advent of AI as being a secular tailwind

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

for the economy, as well as for the enabling "arms dealers" which we discussed in our previous commentaries. We believe the near-term headwinds driven by inventory destocking are temporary and have seen these patterns sharply reverse in prior cycles, which supports our positive long-term view on the names in the portfolio that have been affected by this cycle and view relative valuations as favorable.

Looking at individual stocks, year-to-date relative underperformance was driven in part by several stocks, including Clearfield (CLFD), a Minnesota-based supplier of fiber optic access and management products used in broadband infrastructure installations that is working through a buildup in inventory, and some new uncertainty pertaining to the timing of a multi-year Federal broadband stimulus spending initiative. Gentherm (THRM), a Michigan-based provider of thermal management technologies for heating and cooling, and temperature control devices for various industries, has faced some slowing order patterns pertaining to automotive production rates and EV mix. Inspire (INSP), a medical technology device company based in Minnesota that offers minimally invasive implants to address obstructive sleep apnea which has experienced volatility related to fears of substitution risk from GLP-1 weight loss drugs. Texas- based Cullen/Frost (CFR), also contributed to underperformance during the period, driven by margin pressures due to rising deposit costs. Lastly, Jamf (JAMF), a Minnesota-based provider of enterprise software for managing and securing Apple devices, has seen end market growth slow post pandemic.

Relative outperformance in the period came from The AZEK Company (AZEK) in Industrials, a provider of synthetic building products to the residential and commercial construction industries. The company is aided by the ongoing secular shift to synthetic deck, railing, and exteriors from wood, and is navigating the post-COVID inventory destocking quite well.

Altair Engineering (ALTR), a provider of software for simulation, high performance computing, and data analytics has performed well, in part due to their proximity to generative design, and the related halo effect from AI, and has shown growth, share gains, and margin expansion. nVent (NVT) in Industrials, is a manufacturer of electrical enclosures, fasteners, and thermal management products benefiting from high demand in data center markets. AAR Corp. (AIR), a supplier of parts and maintenance/repair services to the airline industry, is benefiting from a rebound in air miles traveled, and driving margins higher for the company.

During the fourth quarter, we sold out of our position in Sleep Number (SNBR), due to execution issues, high leverage, and a lack of confidence in management. We also sold our position in Digi International (DGII) based on lower conviction in the pace of organic growth and product mix, the trajectory of margins, and the cadence of acquisitions contributing to rising debt levels and interest expense, which has been excluded from the company's non-GAAP reporting which we view as unconventional.

We added several new positions to the Fund during 2023, including Piper Sandler (PIPR) which as discussed in a previous letter is a leading mid-market investment bank based in Minneapolis, MN. Piper has a strong franchise in investment banking, with particular strength in mergers and acquisition advisory services in which it is gaining market share, and now makes up over half of the company's revenue. The company's diversity of end markets drives through-cycle profitability, unlike some peers or previous eras in investment banking. Piper Sandler has a seasoned leadership team, strong franchises, and an attractive stock valuation, as well as being a counterbalance to other bank holdings which are far more interest rate sensitive.

We also added Knife River (KNF), a provider of aggregates-based construction materials and contracting services based in Bismark, ND. Knife River is benefiting from the physical proximity of operations to construction activity, making the company both more competitive and more profitable. Knife River's CEO is a company veteran with a track record of success in driving revenue and margins in the Pacific Northwest region, which will serve as a template for the company in other regions. We view Knife River as ideally positioned to address the multiple significant state and federal infrastructure stimulus programs which span many years, and view Knife River's stock valuation as favorable.

Our conversations with large and small companies continue to suggest the supply shocks of 2022 continue to ease, with prices and inventory levels normalizing, which is helping the inflation statistics monitored by the Federal Reserve. The stubborn exception to this trend is the demand and cost of labor, which remains elevated.

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

As these conditions normalize, businesses have more confidence in their long-term planning, which would be welcome after a long spell of low visibility. As long-term investors, and leveraging our experience through many prior cycles, we believe these challenges are temporary, and view the related market volatility as an opportunity to invest in great companies trading at significantly lower valuations.

Currently, small cap companies are trading at a discount, which is often the case during this stage of an economic cycle when excess inventories are being reduced and inflation pressures begin to wane, which impacts pricing power. We have seen this happen before, and we believe our long-term approach is well-suited for the current conditions where many high-quality companies' shares are trading at a discount.

Mike Marzolf Lead Manager	Andy Adams Co-Manager	Chris Strom Co-Manager

MAIRS & POWER SMALL CAP FUND YTD CONTRIBUTORS

as of 12/31/2023

Largest Contributors To Relative Performance		Largest Detractors To Relative Performance
AZEK Co., Inc. Class A	88.24%	Clearfield, Inc.	-69.11%
Altair Engineering Inc.	85.07%	Gentherm Inc.	-19.80%
Entegris, Inc.	83.53%	Inspire Medical Systems, Inc.	-19.24%
nVent Electric PLC	55.98%	Cullen/Frost Bankers, Inc.	-16.06%
AAR Corporation	38.98%	Jamf Holding Corporation	-15.21%

Largest relative contributors and detractors are securities that were selected based on their contribution to the portfolio as of December 31, 2023. The performance number shown is total return of the security for the period and includes only securities held for the entire period. Total return is the amount of value an investor earns from a security over a specific period and when distributions are reinvested. Past performance does not guarantee future results.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Small Cap Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund may invest in initial public offerings by small cap companies, which can involve greater risk than investments in companies that are already publicly traded.

This commentary includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

S&P Small Cap 600 Total Return (S&P 600) is an index of small company stocks managed by Standard & Poor's Financial Services LLC that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Morningstar US Small Blend Category, as defined by Morningstar are stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Mairs & Power Small Cap Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2023

Investment performance since commencement of operations (through December 31, 2023)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended December 31, 2023

	1 Year	3 Year	5 Year	10 Year	Since Inception(3)
Mairs & Power Small Cap Fund(1)	11.04%	6.39%	9.67%	7.49%	12.24%
S&P Small Cap 600 Total Return Index(2)	16.05%	7.28%	11.03%	8.66%	12.17%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404. Per the Prospectus dated April 30, 2023, the expense ratio for the Fund is 0.92%. See the Financial Highlights in this report for the most recent expense ratio.

(1)  Performance figures reflect the historical performance of the Mairs & Power Small Cap Fund, a series of Mairs & Power Funds Trust, for periods prior to April 29, 2022.

(2)  The S&P Small Cap 600 Total Return Index is an index of small-company stocks managed by Standard & Poor's Financial Services LLC that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(3)  Since inception performance is as of August 11, 2011, which is the offering date of the Small Cap Fund.

Mairs & Power Small Cap Fund
FUND INFORMATION (unaudited)  December 31, 2023

Portfolio Managers

Michael C. Marzolf, CFA, lead manager since July 1, 2023, co-manager from January 1, 2022 to July 1, 2023, University of St. Thomas, BS Accounting 1993

Andrew R. Adams, CFA, co-manager since July 1, 2023, lead manager from August 20, 2021 to July 1, 2023, co-manager from April 1, 2019 to August 20, 2021, lead manager from 2011 to April 1,2019, University of Wisconsin-Madison, MS Finance 1997

Christopher D. Strom, CFA, co-manager since January 1, 2021, University of Wisconsin-Madison, MBA Applied Security Analysis 2010

General Information

Fund Symbol	MSCFX
Net Asset Value (NAV) Per Share	$29.15
Expense Ratio	0.94%[1]
Portfolio Turnover Rate	19.05%
Sales Charge	None[2]
Fund Inception Year	2011

Portfolio Composition

Top Ten Portfolio Holdings
(Percent of Total Net Assets)3

Azek Co Inc	4.4%
Wintrust Financial Corp	4.2
Altair Engineering Inc	4.0
HB Fuller Co	3.7
Littelfuse Inc	3.6
Hub Group Inc	3.5
Casey's General Stores Inc	3.5
AAR Corp	3.4
nVent Electric PLC	3.3
Cullen/Frost Bankers Inc	3.3

Portfolio Diversification
(Percent of Total Net Assets)

Common Stocks 99.9%
Industrials	26.7%
Information Technology	21.5
Financials	18.5
Health Care	12.3
Consumer Staples	5.8
Materials	5.3
Utilities	4.0
Consumer Discretionary	3.4
Real Estate	1.6
Communication Services	0.8
Short-term Investments 0.1%[4]	0.1
100.0%

1  Ratio has been annualized for the year ended December 31, 2023.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS  December 31, 2023

	Shares	Value
COMMON STOCKS 98.3%
COMMUNICATION SERVICES 0.7%
Marcus Corp.	189,823	$2,767,619
CONSUMER DISCRETIONARY 3.4%
Gentherm, Inc. (a)	137,380	7,193,217
Polaris, Inc.	42,000	3,980,340
		11,173,557
CONSUMER STAPLES 5.9%
Casey's General Stores Inc.	42,133	11,575,621
MGP Ingredients Inc.	79,610	7,843,177
		19,418,798
FINANCIALS 18.5%
Alerus Financial Corp.	122,641	2,745,932
Associated Banc-Corp.	345,361	7,387,272
Cullen/Frost Bankers Inc.	99,800	10,827,302
Glacier Bancorp Inc.	211,920	8,756,534
Piper Sandler Cos.	51,300	8,970,831
QCR Holdings Inc.	149,178	8,710,503
Wintrust Financial Corp.	149,746	13,888,941
		61,287,315
HEALTH CARE 12.3%
Bio-Techne Corp.	98,000	7,561,680
Catalent, Inc. (a)	128,000	5,751,040
CVRx Inc. (a)	90,605	2,848,621
Exact Sciences Corp. (a)	23,500	1,738,530
Inspire Medical Systems Inc. (a)	50,651	10,303,933
Medpace Holdings Inc. (a)	30,770	9,431,928
Neogen Corp. (a)	151,100	3,038,621
		40,674,353
INDUSTRIALS 26.7% (b)
AAR Corp. (a)	181,678	11,336,707
AZEK Co., Inc. (a)	378,200	14,466,150
Generac Holdings, Inc. (a)	65,172	8,422,829
Graco, Inc.	27,997	2,429,020
Hub Group, Inc. – Class A (a)	127,310	11,704,881
John Bean Technologies Corp.	95,635	9,510,901
nVent Electric PLC	186,875	11,042,444
Oshkosh Corp.	42,450	4,602,005
Tennant Co.	71,514	6,628,633
Toro Co.	88,200	8,466,318
		88,609,888

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
INFORMATION TECHNOLOGY 21.5%
Altair Engineering Inc. – Class A (a)	158,050	$13,299,907
Clearfield, Inc. (a)	226,093	6,574,784
Entegris, Inc.	74,507	8,927,429
Jamf Holding Corp. (a)	468,767	8,465,932
Littelfuse, Inc.	44,327	11,860,132
Plexus Corp. (a)	94,220	10,188,009
SkyWater Technology Inc. (a)	221,790	2,133,620
Workiva, Inc. (a)	95,796	9,726,168
		71,175,981
MATERIALS 5.3%
HB Fuller Co.	149,109	12,138,964
Knife River Corp. (a)	82,000	5,426,760
		17,565,724
UTILITIES 4.0%
Black Hills Corp.	127,500	6,878,625
NorthWestern Corp.	122,900	6,254,381
		13,133,006
TOTAL COMMON STOCKS (cost $232,084,693)		$325,806,241
REAL ESTATE INVESTMENT TRUSTS 1.6%
REAL ESTATE 1.6%
Physicians Realty Trust	393,000	$5,230,830
TOTAL REAL ESTATE INVESTMENT TRUSTS (cost $4,718,412)		$5,230,830
SHORT-TERM INVESTMENTS 0.2%
MONEY MARKET FUNDS 0.2%
First American Government Obligations Fund – Class X, 5.30% (c)	688,811	$688,811
TOTAL SHORT-TERM INVESTMENTS (cost $688,811)		$688,811
TOTAL INVESTMENTS 100.1% (cost $237,491,916)		$331,725,882
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1)%		(233,507)
TOTAL NET ASSETS 100.0%		$331,492,375

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

PLC – Public Limited Company

(a)  Non-income producing security.

(b)  As of December 31, 2023, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks.

(c)  The rate shown represents the 7-day effective yield as of December 31, 2023.

See accompanying Notes to Financial Statements

MAIRS & POWER MINNESOTA MUNICIPAL BOND ETF (unaudited)

To Our Shareholders:  December 31, 2023

The Mairs & Power Minnesota Municipal Bond ETF (the "Fund") delivered a total return of 5.26% (NAV) and 5.41% (Market Price) during 2023. During the same period, the Bloomberg Minnesota Municipal Total Return (TR) Index, the Fund's benchmark, rose 5.08%.

Overall issuance of municipal bonds was roughly flat in 2023, while Minnesota issuance grew 15% year over year. The lower supply of municipal bonds nationally was mainly matched by slower demand as bank demand for municipals has decreased dramatically while mutual fund and ETF flows have not been strong enough to offset these effects. Separate accounts (individuals are the largest holder of municipal bonds) continue to be a steady source of demand. Like the rest of the fixed income markets, the municipal market had an interesting year with heightened interest rate volatility. The third quarter spike in interest rates left municipal yields at levels not seen for well over a decade, but the decline in overall interest rates later in the fourth quarter led to the 10-year AAA muni rate ending the year over 150bps lower than the peak just a few months before. While municipal rates would generally be expected to move about 2/3 as much as treasuries historically, recent movements have been closer to lockstep with treasuries which likely reflects the dampened demand.

The Fund started the year only 0.4 years long to the index, but the average coupon lower than the index due to the historical nature of when most bonds were purchased in 2021. With the third quarter increase in interest rates, the lower coupon position of the portfolio hurt meaningfully for pricing, even when duration was short of the index. However, this reversed in the fourth quarter as the Fund's positioning benefited relative performance. Quality, where the Fund has a higher weighting in high quality bonds than peers, has had limited effect as low quality bonds have not seen a falloff in demand. We will continue to be highly selective in the lower than A-rated space, where we only have five exposures currently. The exposure to this space will not likely exceed 15%, while the vast majority of the Fund will continue to focus on high quality.

Notably, we focused on and will continue to focus on unlimited tax general obligation bonds, which comprise about half of the portfolio given the solid credit structure of these securities. The second largest sector, leases, is a mix of essential purpose lease projects, including school additions, special education centers, and a county courthouse, among others. We are careful in credit selection and anticipate our preference for essential projects will continue to prevail as we will not sacrifice quality for the sake of additional yield. A major issuer, Fairview Health Services, was downgraded to the high BBB bucket during the first half of the year, and while the Fund has exposure, it is limited to only 1.4% of the portfolio as of December 31, 2023.

We are increasingly convinced that credit quality is going to matter more for municipal credits over the next decade than it did over the previous decade due to a shift in potential issues facing municipal credits.

Credit still starts at the state level for most Minnesota credits, at least for any that are political subdivisions of the state. Minnesota last year outperformed the country's GDP growth, while it had been lagging the country in the few years prior. The state's economy is still looking good as unemployment at 3.1% is below the national level of 3.7% and the number of employed people has now topped pre-recession levels, and the state is adding a healthy level of jobs. Business applications continued strong in 2023, exceeding levels in any years from the 2008-2009 financial crisis to 2021. Looking at business formations since the 2008-2009 financial crisis, four of the top 10 months for applications have happened in 2023. This portends economic growth. In our opinion, Minnesota's future economy looks bright.

From a financial picture, the state is in reasonably good shape although the spending outlook makes its continued strength less certain if there is a recession. From a credit perspective, the state had an opportunity to set itself up for the future by setting more money aside in a rainy-day fund but the legislature opted to spend more than one would have hoped with a 2024-25 budget increase that is 40% higher than the current biennium, setting a new record increase. There are many investments across the state that will relieve the burden on municipalities, included in the budget classified as one-time spending, which will ultimately improve the underlying financial outlook for cities, school districts, counties, etc.

MAIRS & POWER MINNESOTA MUNICIPAL BOND ETF (unaudited) (continued)

One trend we think will continue to impact municipal credits is the lack of available employees and the potential for wage inflation. Inflation effects eat away at public and nonprofit employees' real purchasing power, much like in the private sector, so it seems probable wage growth will need to accelerate, where we have seen evidence of some high-profile wage settlements with teachers, for instance. Each municipality and nonprofit have varying degrees of revenue flexibility, so this will have a disparate impact across portfolios. Hospital systems have been particularly affected, and multiple stories across the state tell of the issues finding staffing for core municipal services such as police and fire emergency services. This requires a keener attention to credit quality than the previous environment.

Brent Miller Lead Manager	Bob Thompson Co-Manager

Past performance is not a guarantee of future results.

Bloomberg Minnesota Municipal (TR) Index is a market capitalization-weighted index of Minnesota investment-grade bonds with maturities of one year or more. It is not possible to invest directly in an index.

The coupon rate is the rate of interest paid by bond issuers on the bond's face value.

Investing in the Fund is subject to investment risks, including, but not limited to, possible loss of the principal amount invested.

Must be preceded or accompanied by a prospectus.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the funds. Brokerage commissions will reduce returns. The Fund is non-diversified, meaning it may concentrate more of its assets in a smaller number of issuers than diversified funds.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Because the Fund invests substantially in Minnesota municipal instruments, it is more exposed to the impact of negative political, economic and legislative factors within Minnesota than a fund that invests more widely. Because the Fund is "non-diversified," it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. The Fund is also subject to risks associated with investments in the municipal bond market, municipal mortgage-backed securities, and other investment companies. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors have a limited track record on which to base their investment decision. There is also a risk that the Fund will not grow to or maintain an economically viable size, in which case it could ultimately liquidate without shareholder approval.

Mairs & Power uses the lower of the S&P or Moody's ratings and chooses to display credit ratings using S&P's convention, although the rating itself might be sourced from another Nationally Recognized Statistical Rating Agency. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund itself. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as unrated.

Foreside Fund Services, LLC is the Distributor for the Mairs & Power Funds. Foreside is not related to Mairs & Power.

Mairs & Power Minnesota Municipal Bond ETF
PERFORMANCE INFORMATION (unaudited)  December 31, 2023

Investment performance since commencement of operations (through December 31, 2023)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended December 31, 2023

	1 Year	Since Commencement of Operations(2)
Mairs & Power Minnesota Municipal Bond ETF (NAV)	5.26%	-2.33%
Mairs & Power Minnesota Municipal Bond ETF (Market Price)	5.41%	-2.29%
Bloomberg Minnesota Municipal TR Index(1)	5.08%	-0.58%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (855) 839-2800. Per the Prospectus dated August 29, 2023, the expense ratio for the Fund is 0.25%. See the Financial Highlights in this report for the most recent expense ratio.

(1)  Bloomberg Minnesota Municipal TR Index is a market capitalization – weighted index of Minnesota investment-grade bonds with maturities of one year or more.

(2)  Since commencement of operations performance is as of March 11, 2021, which is the offering date of the Minnesota Municipal Bond ETF.

Mairs & Power Minnesota Municipal Bond ETF
FUND INFORMATION (unaudited)  December 31, 2023

Portfolio Managers

Brent S. Miller, CFA, lead manager since March 11, 2021, Northwestern University, MBA Management & Strategy 2016

Robert W. Thompson, CFA, co-manager since March 11, 2021, University of Minnesota, MBA Finance 1995

General Information

Fund Symbol	MINN
Net Asset Value (NAV) Per Share	$22.52
Expense Ratio	0.34%[1]
Portfolio Turnover Rate	26.84%
Sales Charge	None[1]
Fund Inception Year	2021

Portfolio Composition

Top Ten Portfolio Holdings
(Percent of Total Net Assets)3

State of Minnesota	3.3%
Forest Lake MN Independent School District No. 831	2.8
State of Minnesota	2.5
Anoka-Hennepin MN Independent Schoot District No. 11	2.4
Elk River MN Independent School District No. 728	2.0
North St Paul-Maplewood-Oakdale Independent School District No 622	1.9
Minnesota Higher Education Facilities Authority	1.9
Anoka-Hennepin MN Independent Schoot District No. 11	1.8
Alden-Conger MN Independent School District No 242	1.8
State of Minnesota	1.8

Portfolio Diversification
(Percent of Total Net Assets)

Fixed Income Securities 98.4%
Municipal Bonds	98.4%
Short-term Investments 1.6%[4]	1.6
100.0%

1  Ratio has been annualized for the year ended December 31, 2023.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

Mairs and Power Minnesota Municipal Bond ETF
SCHEDULE OF INVESTMENTS  December 31, 2023

	Par	Value
MUNICIPAL BONDS 98.4%
Alden-Conger Independent School District No 242, 3.00%, 02/01/2027	$330,000	$328,921
Alexandria Lake Area Sanitation District, 4.00%, 02/01/2036	150,000	158,573
Anoka-Hennepin Independent School District No 11 3.00%, 02/01/2043	500,000	442,439
4.00%, 02/01/2032	320,000	338,052
City of Apple Valley MN, 4.00%, 09/01/2041	290,000	255,919
City of Carver MN 3.00%, 02/01/2033	200,000	198,511
3.00%, 02/01/2032	195,000	194,768
City of Center City MN 4.00%, 11/01/2027	135,000	134,567
4.50%, 11/01/2034	100,000	100,051
City of Chaska MN Electric Revenue, 5.00%, 10/01/2025	115,000	119,670
City of Coon Rapids MN, 2.50%, 02/01/2036	100,000	90,464
City of Delano MN, 5.00%, 02/01/2038	250,000	278,854
City of Elk River MN Electric Revenue, 3.00%, 08/01/2032	365,000	364,414
City of Faribault MN, 4.00%, 12/15/2028	125,000	134,034
City of Hanover MN, 3.30%, 02/01/2037	100,000	96,854
City of Hopkins MN, 2.00%, 02/01/2030	185,000	174,110
City of Hutchinson MN, 2.00%, 02/01/2034	300,000	260,379
City of Madelia MN, 2.00%, 02/01/2033	115,000	103,988
City of Minneapolis MN 2.00%, 12/01/2030	200,000	183,118
4.00%, 11/15/2040	175,000	176,691
5.00%, 11/15/2036	150,000	154,649
City of Richfield MN, 4.00%, 02/01/2027	100,000	104,380
City of Rochester MN, 5.00%, 02/01/2040	150,000	174,161
City of Rosemount MN, 5.00%, 02/01/2037	250,000	290,223
City of St Cloud MN, 2.00%, 02/01/2034	200,000	173,586
City of St Paul MN, 2.00%, 05/01/2033	300,000	263,563
City of Wayzata MN, 3.00%, 12/01/2027	100,000	100,008
City of Willmar MN, 5.00%, 02/01/2027	200,000	213,973
County of Carlton MN, 5.00%, 02/01/2042	250,000	286,792
County of Itasca MN, 4.00%, 02/01/2044	200,000	203,256
County of Pennington MN, 2.38%, 02/01/2035	100,000	90,498
County of St Louis MN, 2.00%, 12/01/2035	350,000	294,984
County of Wright MN 3.00%, 12/01/2038	295,000	266,170
3.00%, 12/01/2039	250,000	224,700
Dakota County Community Development Agency, 2.00%, 01/01/2032	65,000	58,958
Duluth Independent School District No 709, 0.00%, 02/01/2031 (a)	200,000	150,415
Eastern Carver County Schools Independent School District No 112, 4.00%, 02/01/2035	250,000	269,524
Elk River Independent School District No 728, 4.00%, 02/01/2026	115,000	118,215
Fergus Falls Independent School District No 544, 3.00%, 02/01/2037	225,000	203,826
Forest Lake Independent School District No 831, 4.00%, 02/01/2039	500,000	523,480

Mairs and Power Minnesota Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

	Par	Value
MUNICIPAL BONDS (continued)
Hibbing Independent School District No 701, 3.00%, 03/01/2033	$300,000	$301,719
Housing & Redevelopment Authority of The City of St Paul Minnesota 3.13%, 11/15/2032	110,000	107,298
3.50%, 09/01/2026	95,000	91,830
4.00%, 10/01/2037	250,000	253,115
4.00%, 10/01/2032	75,000	77,319
Metropolitan Council 4.00%, 03/01/2030	105,000	109,813
5.00%, 12/01/2028	100,000	112,753
Minneapolis Special School District No 1, 5.00%, 02/01/2025	150,000	153,572
Minneapolis-St Paul Metropolitan Airports Commission 5.00%, 01/01/2030	200,000	225,151
5.00%, 01/01/2029	145,000	155,705
5.00%, 01/01/2035	120,000	133,502
5.00%, 01/01/2032	75,000	80,376
5.00%, 01/01/2052	25,000	26,952
Minnesota Higher Education Facilities Authority 3.00%, 10/01/2041	400,000	344,769
3.00%, 10/01/2036	200,000	188,027
3.00%, 03/01/2043	125,000	107,209
4.00%, 03/01/2037	130,000	137,121
5.00%, 12/01/2024	100,000	101,870
Minnesota Municipal Power Agency, 5.00%, 10/01/2047	85,000	87,391
Minnesota State Colleges And Universities Foundation, 4.00%, 10/01/2029	200,000	200,169
Minnetonka Independent School District No 276, 3.00%, 07/01/2036	150,000	147,422
North St Paul-Maplewood-Oakdale Independent School District No 622 2.00%, 02/01/2031	200,000	181,726
3.00%, 02/01/2035	350,000	344,872
Northfield Independent School District No 659, 5.00%, 02/01/2025	230,000	235,402
Pelican Rapids Independent School District No 548, 2.15%, 02/01/2031	50,000	49,170
Pierz Independent School District No 484, 4.00%, 02/01/2024	125,000	125,094
Pine City Independent School District No 578, 2.00%, 04/01/2032	200,000	182,398
Princeton Public Utilities Commission, 5.00%, 04/01/2031	100,000	113,566
Richfield Independent School District No 280, 5.00%, 02/01/2024	250,000	250,388
Rochester Independent School District No 535, 2.50%, 02/01/2039	250,000	208,218
Rosemount-Apple Valley-Eagan Independent School District No 196 1.30%, 04/01/2030	150,000	133,572
5.00%, 04/01/2025	250,000	256,087
Shakopee Independent School District No 720, 3.50%, 02/01/2034	110,000	110,021
Southern Plains Education Cooperative No 915, 3.00%, 02/01/2026	200,000	198,689
Spring Lake Park Independent School District No 16, 4.00%, 02/01/2025	115,000	116,489
Springfield Independent School District No 85, 3.00%, 02/01/2031	275,000	279,104
St Cloud Housing & Redevelopment Authority 2.00%, 02/01/2033	160,000	144,678
2.00%, 02/01/2031	130,000	121,174
St Cloud Independent School District No 742/MN, 5.00%, 02/01/2041	225,000	248,155

Mairs and Power Minnesota Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)  December 31, 2023

	Par/Shares	Value
MUNICIPAL BONDS (continued)
St Paul Independent School District No 625 2.25%, 02/01/2035	$100,000	$88,435
3.00%, 02/01/2033	200,000	199,411
State of Minnesota 5.00%, 08/01/2040	545,000	612,277
5.00%, 08/01/2043	400,000	463,655
5.00%, 08/01/2027	305,000	325,234
5.00%, 08/01/2034	250,000	278,667
5.00%, 08/01/2027	190,000	192,158
5.00%, 08/01/2028	155,000	173,228
University of Minnesota 5.00%, 10/01/2026	220,000	234,543
5.00%, 04/01/2040	150,000	163,477
5.00%, 04/01/2036	100,000	104,119
Waconia Independent School District No 110, 3.00%, 02/01/2028	100,000	100,248
Western Minnesota Municipal Power Agency, 5.00%, 01/01/2049	100,000	104,640
Zumbro Education District 4.00%, 02/01/2038	275,000	269,750
4.00%, 02/01/2034	125,000	127,109
TOTAL MUNICIPAL BONDS (cost $19,239,931)		$18,178,575
SHORT-TERM INVESTMENTS 0.3%
MONEY MARKET FUNDS 0.3%
First American Government Obligations Fund – Class X, 5.30% (b)	57,008	$57,008
TOTAL SHORT-TERM INVESTMENTS (cost $57,008)		$57,008
TOTAL INVESTMENTS 98.7% (cost $19,296,939)		$18,235,583
OTHER ASSETS IN EXCESS OF LIABILITIES 1.3%		231,713
TOTAL NET ASSETS 100.0%		$18,467,296

Percentages are stated as a percent of net assets.

(a)  Zero coupon bonds make no periodic interest payments but are issued at a discount from par value.

(b)  The rate shown represents the 7-day effective yield as of December 31, 2023.

See accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 2023

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund	Mairs & Power Minnesota Municipal Bond ETF
ASSETS
Investments, at fair value (Note 1) *:	$5,016,240,440	$775,912,287	$331,725,882	$18,235,583
Receivable for Fund shares sold	987,463	510,394	75,862	-
Receivable for securities sold	2,605,153	811,800	166,860	-
Dividends and interest receivable	5,972,815	4,188,143	76,151	232,639
Prepaid expenses and other assets	29,546	18,328	13,407	-
	5,025,835,417	781,440,952	332,058,162	18,468,222
LIABILITIES
Payable for Fund shares redeemed	3,463,821	131,396	277,152	-
Payable for securities purchased	-	752,261	-	-
Payable for distributions	-	408	-	-
Payable to Affiliates (Note 7)	384,000	72,045	31,986	-
Payable to ReFlow (Note 11)	34,997	11,997	5,002	-
Accrued investment management fees (Note 4)	2,256,928	372,427	213,073	926
Accrued audit and tax fees	20,833	21,585	17,997	-
Other accrued fees	107,271	27,314	20,577	-
	6,267,850	1,389,433	565,787	926
NET ASSETS	$5,019,567,567	$780,051,519	$331,492,375	$18,467,296
NET ASSETS CONSIST OF
Paid-in capital	$2,357,132,221	$576,879,487	$238,433,944	$820
Additional paid-in capital	-	-	-	20,332,609
Total distributable earnings/ (accumulated loss)	2,662,435,346	203,172,032	93,058,431	(1,866,133)
TOTAL NET ASSETS	$5,019,567,567	$780,051,519	$331,492,375	$18,467,296
Fund shares, par value	$0.01	$0.01	$0.01	$0.001
Authorized	unlimited	unlimited	unlimited	unlimited
Fund shares issued and outstanding	34,111,322	7,673,929	11,373,246	820,000
Net asset value per share	$147.15	$101.65	$29.15	$22.52
* Cost of investments	$2,407,786,979	$572,739,249	$237,491,916	$19,296,939

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  December 31, 2023

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund	Mairs & Power Minnesota Municipal Bond ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities *	$69,686,029	$9,174,032	$3,622,264	$-
Dividends from affiliated securities (Note 5)	879,513	-	-	-
Interest income	581,968	12,296,007	18,213	395,711
TOTAL INCOME	71,147,510	21,470,039	3,640,477	395,711
Expenses:
Investment management fees (Note 4)	25,793,690	4,627,073	2,631,360	62,121
Transfer agent fees (Note 7)	1,549,953	281,631	168,654	-
Fund administration fees (Note 7)	723,662	133,909	64,446	-
Fund accounting fees (Note 7)	488,690	115,462	37,547	-
Custodian fees (Note 7)	255,405	43,134	20,807	-
Printing and mailing fees	113,851	30,450	21,043	-
Legal and audit fees	48,534	37,394	34,057	-
ReFlow fees (Note 11)	459,062	110,976	40,078	-
Trustees' fees	24,490	24,490	24,490	-
Chief Compliance Officer fees (Note 7)	11,253	11,253	11,253	-
Other fees	141,028	52,303	43,544	-
TOTAL EXPENSES	29,609,618	5,468,075	3,097,279	62,121
NET INVESTMENT INCOME	41,537,892	16,001,964	543,198	333,590
REALIZED AND UNREALIZED GAIN (LOSS) (Note 3)
Net realized gain (loss) on investments
Unaffiliated issuers	133,528,664	13,098,071	1,644,910	(433,270)
Affiliated issuers (Note 5)	936,373	-	-	-
Redemptions in-kind (Note 9, 11)	241,238,793	54,889,272	16,415,206	-
	375,703,830	67,987,343	18,060,116	(433,270)
Change in net unrealized appreciation/ depreciation on investments
Unaffiliated issuers	702,567,964	12,287,382	14,438,137	1,027,136
Affiliated issuers (Note 5)	24,687,140	-	-	-
	727,255,104	12,287,382	14,438,137	1,027,136
NET GAIN ON INVESTMENTS	1,102,958,934	80,274,725	32,498,253	593,866
NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,144,496,826	$96,276,689	$33,041,451	$927,456
* Net of foreign taxes and fees withheld of:	$750,757	$104,289	$-	$-

See accompanying Notes to Financial Statements.

Mairs & Power Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
OPERATIONS
Net investment income	$41,537,892	$36,410,710
Net realized gain on investments sold	375,703,830	291,993,858
Net change in unrealized appreciation/depreciation of investments	727,255,104	(1,564,049,561)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	1,144,496,826	(1,235,644,993)
DISTRIBUTIONS TO SHAREHOLDERS	(116,601,518)	(359,003,743)
CAPITAL TRANSACTIONS
Proceeds from shares sold	396,029,979	213,375,112
Reinvestment of distributions	107,928,239	335,444,125
Cost of shares redeemed (1)	(848,771,623)	(567,846,097)
DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(344,813,405)	(19,026,860)
TOTAL INCREASE (DECREASE) IN NET ASSETS	683,081,903	(1,613,675,596)
NET ASSETS
Beginning of year	4,336,485,664	5,950,161,260
End of year	$5,019,567,567	$4,336,485,664
FUND SHARE TRANSACTIONS
Shares sold	2,989,298	1,594,383
Shares issued for reinvested distributions	750,132	2,797,786
Shares redeemed	(6,379,102)	(4,246,139)
NET INCREASE (DECREASE) IN FUND SHARES	(2,639,672)	146,030

(1)  Includes redemption in-kind transactions. See additional information contained in Note 11.

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
OPERATIONS
Net investment income	$16,001,964	$15,750,973
Net realized gain on investments sold	67,987,343	41,462,416
Net change in unrealized appreciation/depreciation of investments	12,287,382	(207,886,965)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	96,276,689	(150,673,576)
DISTRIBUTIONS TO SHAREHOLDERS	(28,567,755)	(53,002,212)
CAPITAL TRANSACTIONS
Proceeds from shares sold	90,864,435	41,813,579
Reinvestment of distributions	27,590,465	51,362,388
Cost of shares redeemed (1)	(186,959,398)	(131,604,263)
DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(68,504,498)	(38,428,296)
TOTAL DECREASE IN NET ASSETS	(795,564)	(242,104,084)
NET ASSETS
Beginning of year	780,847,083	1,022,951,167
End of year	$780,051,519	$780,847,083
FUND SHARE TRANSACTIONS
Shares sold	942,266	406,105
Shares issued for reinvested distributions	280,748	539,062
Shares redeemed	(1,939,662)	(1,305,931)
NET DECREASE IN FUND SHARES	(716,648)	(360,764)

(1)  Includes redemption in-kind transactions. See additional information contained in Note 11.

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
OPERATIONS
Net investment income	$543,198	$664,698
Net realized gain on investments sold	18,060,116	20,066,088
Net change in unrealized appreciation/depreciation of investments	14,438,137	(79,413,681)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	33,041,451	(58,682,895)
DISTRIBUTIONS TO SHAREHOLDERS	(2,235,597)	(20,863,780)
CAPITAL TRANSACTIONS
Proceeds from shares sold	39,771,850	48,415,834
Reinvestment of distributions from net investment income and net	2,154,894	20,228,875
Cost of shares redeemed (1)(2)	(78,441,654)	(79,153,217)
DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(36,514,910)	(10,508,508)
TOTAL DECREASE IN NET ASSETS	(5,709,056)	(90,055,183)
NET ASSETS
Beginning of year	337,201,431	427,256,614
End of year	$331,492,375	$337,201,431
FUND SHARE TRANSACTIONS
Shares sold	1,491,770	1,684,901
Shares issued for reinvested distributions	74,901	762,491
Shares redeemed	(2,952,723)	(2,757,980)
NET DECREASE IN FUND SHARES	(1,386,052)	(310,588)
(1) Net of redemption fees of:	$2,980	$12,163

(2)  Includes redemption in-kind transactions. See additional information contained in Note 11.

See accompanying Notes to Financial Statements.

Mairs & Power Minnesota Municpal Bond ETF
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
OPERATIONS
Net investment income	$333,590	$232,735
Net realized loss on investments sold	(433,270)	(370,658)
Net change in unrealized appreciation/depreciation of investments	1,027,136	(2,159,038)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	927,456	(2,296,961)
DISTRIBUTIONS TO SHAREHOLDERS	(335,643)	(231,169)
CAPITAL TRANSACTIONS
Proceeds from shares sold	881,401	5,601,935
Cost of shares redeemed	(443,918)	(4,268,958)
Transaction fees (Note 8)	(1,472)	15,199
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	436,011	1,348,176
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,027,824	(1,179,954)
NET ASSETS
Beginning of year	17,439,472	18,619,426
End of year	$18,467,296	$17,439,472
FUND SHARE TRANSACTIONS
Shares sold	40,000	250,000
Shares redeemed	(20,000)	(190,000)
NET INCREASE IN FUND SHARES	20,000	60,000

See accompanying Notes to Financial Statements.

NOTES TO THE FINANCIAL STATEMENTS (unaudited)  December 31, 2023

Note 1 – Organization

Trust for Professional Managers (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Mairs & Power Funds (the "Funds") are comprised of the Mairs & Power Growth Fund (the "Growth Fund"), Mairs & Power Balanced Fund (the "Balanced Fund"), Mairs & Power Small Cap Fund (the "Small Cap Fund") (collectively, the "Mutual Funds") and the Mairs & Power Minnesota Municipal Bond ETF (the "Minnesota ETF"), each representing a distinct series with its own investment objective and policies within the Trust.

The investment objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long- term appreciation. The investment objective of the Balanced Fund is to provide capital growth, current income and preservation of capital. The investment objective of the Small Cap Fund is to seek above-average, long-term appreciation.

Pursuant to three tax-free reorganizations that took place after the close of business on April 29, 2022 (each such transaction, a "Reorganization," and collectively, the "Reorganizations"), the Growth Fund, the Balanced Fund and the Small Cap Fund are the successors to the Mairs & Power Growth Fund (the "Predecessor Growth Fund"), the Mairs & Power Balanced Fund (the "Predecessor Balanced Fund") and the Mairs & Power Small Cap Fund (the "Predecessor Small Cap Fund," and together with the Predecessor Growth Fund and the Predecessor Balanced Fund, the "Predecessor Funds"), respectively, each a series of Mairs & Power Funds Trust. Each Predecessor Fund was deemed to be the accounting survivor of its Reorganization for financial reporting purposes and as a result, the financial statements of each Mutual Fund reflect the operations of the corresponding Predecessor Fund for the period prior to April 29, 2022.

The Predecessor Growth Fund commenced operations on November 7, 1958. The Predecessor Balanced Fund commenced operations on January 10, 1961. The Predecessor Small Cap Fund commenced operations on August 11, 2011.

The Minnesota ETF is an actively-managed exchange-traded fund. The investment objective of the Minnesota ETF is to seek current income that is exempt from federal and Minnesota state income tax consistent with the preservation of capital. The Minnesota ETF commenced operations on March 11, 2021.

Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by Mairs & Power, Inc. (the "Adviser"), the Funds' investment adviser. The Trust may issue an unlimited number of shares of beneficial interest at par value of $0.001 for the Funds. The assets of the Funds are segregated, and a shareholder's interest is limited to the fund in which shares are held.

The Funds are investment companies and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services – Investment Companies".

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP").

Investment Valuation

Each equity security owned by a Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC ("NASDAQ"), is valued at its last sale price on the exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2023

Note 2 – Significant Accounting Policies (continued)

Investment Valuation (continued)

sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the latest sales price on the Composite Market for the day such security is being valued. "Composite Market" means a consolidation of the trade information provided by national securities and foreign exchanges and over-the- counter markets as published by an approved independent pricing service (a "Pricing Service").

Debt securities, such as U.S. government securities, corporate securities, municipal securities and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Any discount or premium is accreted or amortized over the expected life of the respective security using the constant yield to maturity method. Pricing Services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset values ("NAVs") of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security's fair value will be determined.

When market quotations are not readily available, any security or other asset is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser's fair value pricing procedures, subject to oversight by the Trust's Board of Trustees (the "Board"). These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security's last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that each Fund is accurately priced.

FASB ASC Topic 820, "Fair Value Measurements and Disclosures" ("ASC 820"), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2023

Note 2 – Significant Accounting Policies (continued)

Investment Valuation (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds' investments carried at fair value as of December 31, 2023:

	Growth Fund	Balanced Fund	Small Cap Fund	Minnesota ETF
Level 1*	$5,016,240,440	$504,501,873	$331,725,882	$57,008
Level 2**	-	271,410,414	-	18,178,575
Level 3	-	-	-	-
Total	$5,016,240,440	$775,912,287	$331,725,882	$18,235,583

*  All Level 1 investments are equity securities (common stocks and preferred stocks) and short-term investments.

**  All Level 2 investments are fixed income securities.

For detail of securities by major sector classification for the Funds, please refer to the Schedules of Investments.

The Funds did not hold any Level 3 investments during the year ended December 31, 2023.

The Funds did not hold any financial derivative instruments during the year ended December 31, 2023.

Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds' federal income tax returns are subject to examination by the Internal Revenue Service (the "IRS") for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of and during the period ended December 31, 2023, the Funds did not have a liability for any unrecognized tax benefits.

The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions to Shareholders

In general, the Growth Fund will distribute any net investment income semiannually. The Balanced Fund will distribute any net investment income quarterly. The Small Cap Fund will distribute any net investment income at least annually. The Minnesota ETF will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains, if any, at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

The Minnesota ETF intends to make distributions that are exempt from federal and Minnesota state income tax, in the form of exempt-interest dividends. However, some of the Minnesota ETF's distributions other than exempt-interest dividends may be taxed as ordinary income or capital gains (or a combination). The Minnesota ETF may invest a portion of its assets in securities that generate income that is not exempt from federal income tax or Minnesota state income tax. Income exempt from federal income tax may be subject to state and local income tax. The federal income tax status of all distributions made by the Minnesota ETF for the preceding year will be reported annually to shareholders.

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2023

Note 2 – Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Transactions

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds' shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading.

Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the series of the Trust, or by other equitable means.

Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the cost of the security lot sold with the net sales proceeds. Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the constant yield method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Note 3 – Federal Tax Matters

Mutual Funds

At December 31, 2023, the Mutual Funds' components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Cost of investments	$2,407,786,979	$572,740,255	$238,366,281
Gross unrealized appreciation	$2,645,883,088	$235,883,557	$112,493,240
Gross unrealized depreciation	(37,429,627)	(32,711,525)	(19,133,639)
Net unrealized appreciation	2,608,453,461	203,172,032	93,359,601
Undistributed ordinary income	651,937	-	-
Undistributed long-term capital gains	53,329,948	-	-
Distributable earnings	53,981,885	-	-
Other accumulated earnings	-	-	(301,170)
Total distributable earnings	$2,662,435,346	$203,172,032	$93,058,431

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2023

Note 3 – Federal Tax Matters (continued)

Mutual Funds (continued)

The Mutual Funds' tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:

Year ended December 31, 2023
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$41,862,078	$16,211,476	$642,561
Long-term capital gains	74,739,440	12,356,279	1,593,036
Total distributions paid	$116,601,518	$28,567,755	$2,235,597
Year ended December 31, 2022
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$35,434,587	$15,541,461	$565,335
Long-term capital gains	323,569,156	37,460,751	20,298,445
Total distributions paid	$359,003,743	$53,002,212	$20,863,780

As of December 31, 2023, the Small Cap Fund had post-October losses of $301,170.

In addition, GAAP requires that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. The permanent differences primarily relate to utilization of earnings and profits distributed to shareholders on redemption of shares and distribution reclasses and securities redeemed in- kind. These reclassifications have no effect on net assets or net asset value per share. On the Statements of Assets and Liabilities, the following reclassifications were made for the year end ended December 31, 2023:

	Total Distributable Earnings	Paid in Capital
Growth Fund	$(273,766,318)	$273,766,318
Balanced Fund	(61,567,351)	61,567,351
Small Cap Fund	(18,168,629)	18,168,629

Minnesota ETF

As of December 31, 2023, the Minnesota ETF's cost and unrealized on investments on a tax basis were as follows:

Cost of investments for tax purposes	$19,296,939
Gross tax unrealized appreciation	$177,169
Gross tax unrealized depreciation	(1,238,525)
Net tax unrealized depreciation	$(1,061,356)

As of November 30, 2023, the Minnesota ETF's tax year end, the tax basis of distributable earnings/(accumulated losses) were as follows:

Undistributed ordinary income	$16,464
Other accumulated losses	(782,150)
Unrealized depreciation on investments	(1,585,834)
Total distributable earnings	$(2,351,520)

At November 30, 2023, the Minnesota ETF had short-term and long-term capital losses of $(243,006) and $(539,144), respectively, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Minnesota ETF realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the period ended November 30, 2023.

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2023

Note 3 – Federal Tax Matters (continued)

Minnesota ETF (continued)

The Minnesota ETF's tax character of distributions paid during the years ended November 30, 2023 and November 30, 2022 were as follows:

Period ended November 30, 2023
Distributions paid from:
Ordinary income	$13,386
Tax-exempt income	299,990
Long-term capital gains	-
Total distributions paid	$313,376
Period ended November 30, 2022
Distributions paid from:
Ordinary income	$2,453
Tax-exempt income	223,112
Long-term capital gains	-
Total distributions paid	$225,565

For the year ended November 30, 2023, the Minnesota ETF had no required reclassifications to certain components of net assets related financial and tax reporting.

Note 4 – Investment Adviser

The Trust has an investment advisory agreement (the "Mutual Funds Agreement") with the Adviser to furnish investment advisory services to the Mutual Funds. Under the terms of the Mutual Funds Agreement between the Trust, on behalf of each Mutual Fund, and the Adviser, the Adviser is paid a monthly fee on average daily net assets at the following annual rates for the Mutual Funds:

	Growth Fund	Balanced Fund	Small Cap Fund
Up to $2.5 Billion	0.60%	0.60%	0.80%
Over $2.5 Billion	0.50%	0.60%	0.80%

Under the investment advisory agreement, the Adviser has agreed to reimburse the Growth Fund or Balanced Fund in the event that the total expenses incurred by either Fund in any fiscal year, excluding interest, taxes, brokerage commissions and extraordinary litigation costs, but including payments to the Adviser, shall exceed 1.50% of the first $30 million dollars and 1.00% of the balance of the average value of the net assets of the Fund during such fiscal year, based upon computations of such value made as of the close of business on the last valuation day of each month during such fiscal year. Any amounts waived or reimbursed by the Adviser pursuant to the investment advisory agreement may not be recouped.

The Adviser has also agreed to waive its management fees and/or reimburse expenses of the Growth Fund, Balanced Fund or Small Cap Fund for a period of two years following the closing of the Reorganizations, to the extent that Covered Expenses (defined below) accrued for the twelve months ending on the first anniversary of the closing of the Reorganizations and the twelve months ending on the second anniversary of the Reorganizations exceed $137,000, $72,000 and $62,500, respectively. Covered Expenses shall be limited to outside legal expenses, audit and tax expenses, trustees' fees, insurance expenses, ICI membership fees, and chief compliance officer fees (Covered Expenses).

In addition, the Trust, on behalf of the Minnesota ETF, has entered into an investment advisory agreement (the "ETF Agreement") with the Adviser to furnish investment advisory services to the Minnesota ETF. Pursuant to the ETF Agreement, the Minnesota ETF pays a unitary management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.39% of the Minnesota ETF's average daily net assets through August 31, 2023 and at annual rate of 0.25% thereafter. The Adviser has agreed to pay all expenses of the

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2023

Note 4 – Investment Adviser (continued)

Minnesota ETF except the unitary management fee paid to the Adviser under the ETF Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Minnesota ETF under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Note 5 – Transactions With Affiliated Companies

The Growth Fund owned 5% or more of the voting securities of the company noted in the table below during the year ended December 31, 2023. As a result, this company was deemed an affiliate of the Growth Fund as defined by the 1940 Act during the year ended December 31, 2023. Transactions during the period in this security were as follows:

Growth Fund

Security Name	Share Balance 12/31/23	Fair Value at 12/31/22	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation	Fair Value at 12/31/23	Dividend Income
Tennant Co(1)	695,000	$57,750,566	$-	$18,954,529	$936,373	$24,687,139	$64,419,550	$879,513

(1)  As of December 31, 2023, this security was no longer deemed an affiliate.

Note 6 – Distribution Agreement

Foreside Fund Services, LLC (the "Distributor") serves as the Mutual Funds' distributor pursuant to a Distribution Agreement and the Minnesota ETF's distributor pursuant to an ETF Distributor Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Funds. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be "Authorized Participants" and to subscribe for and redeem shares of the Minnesota ETF. With respect to the Minnesota ETF, the Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

Note 7 – Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services" or the "Administrator"), acts as the Funds' administrator under a Fund Servicing Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Funds' expenses; and reviews the Funds' expense accruals. Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A. (the "Custodian"), an affiliate of Fund Services, serves as the Funds' custodian pursuant to a Custody Agreement. The Trust's Chief Compliance Officer is also an employee of Fund Services. Under the terms of the ETF Agreement, the Adviser pays the Minnesota ETF's administrative, custody, transfer agency, accounting and Chief Compliance Officer fees; Expenses incurred by the Mutual Funds for the year ended December 31, 2023, and owed as of December 31, 2023 are as follows:

Administration	Incurred	Owed
Mairs & Power Growth Fund	$723,662	$125,890
Mairs & Power Balanced Fund	133,909	22,582
Mairs & Power Small Cap Fund	64,446	10,584
Accounting	Incurred	Owed
Mairs & Power Growth Fund	$488,690	$82,969
Mairs & Power Balanced Fund	115,462	19,221
Mairs & Power Small Cap Fund	37,547	6,091

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2023

Note 7 – Related Party Transactions (continued)

Transfer Agent	Incurred(1)	Owed
Mairs & Power Growth Fund	$760,240	$131,219
Mairs & Power Balanced Fund	115,355	21,081
Mairs & Power Small Cap Fund	56,534	10,027

(1)  These amounts do not include sub-transfer agency fees, therefore they do not agree to the amounts referenced on the Statement of Operations.

Custody	Incurred	Owed
Mairs & Power Growth Fund	$255,405	$42,043
Mairs & Power Balanced Fund	43,134	7,282
Mairs & Power Small Cap Fund	20,807	3,407
Chief Compliance Officer	Incurred	Owed
Mairs & Power Growth Fund	$11,253	$1,879
Mairs & Power Balanced Fund	11,253	1,879
Mairs & Power Small Cap Fund	11,253	1,877

Certain officers of the Funds are also employees of Fund Services.

The Trust's Chief Compliance Officer is also an employee of Fund Services.

Note 8 – Creation and Redemption Transactions

Shares of the Minnesota ETF are listed and traded on the Cboe BZX Exchange, Inc. (the "Exchange"). The Minnesota ETF issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit generally consists of 10,000 shares though this may change from time to time. Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of the Minnesota ETF will be equal to a Fund's total assets minus a Fund's total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places.

Only "Authorized Participants" may purchase or redeem shares directly from the Minnesota ETF. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Minnesota ETF. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the "Creation Transaction Fee") in connection with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee for the Minnesota ETF is $300.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial purchase of Creation Units. For orders comprised entirely of cash, a variable fee of 0.03% of the value of the order will be charged by the Minnesota ETF. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes)

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2023

Note 8 – Creation and Redemption Transactions (continued)

Creation Unit Transaction Fee (continued)

involved with buying the securities with cash. The Minnesota ETF may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the Minnesota ETF and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Minnesota ETF will be issued to such authorized participant notwithstanding the fact that the Minnesota ETF's deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Minnesota ETF or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Minnesota ETF for losses, if any.

Note 9 – Investment Transactions

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2023 were as follows:

	Purchases	Sales
Growth Fund	$624,852,836	$774,334,328	(a)
Balanced Fund	89,588,937	106,281,564	(a)
Small Cap Fund	62,669,338	75,390,889	(a)
Minnesota ETF	5,884,990	4,667,720

The Funds did not have any purchases or sales of government securities during the year ended December 31, 2023.

(a)  Sales exclude redemptions in-kind of $271,587,172, $65,654,484, and $22,656,323 for the Growth Fund, Balanced Fund and Small Cap Fund, respectively. See Note 11.

Note 10 – Principal Risks of the Funds

As with all investment companies, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to its principal risks, any of which may adversely affect a Fund's NAV, trading price, yield, total return and ability to meet its investment objective as applicable. A description of the principal risks of each Fund is included in the applicable prospectus under the heading "Principal Risks''.

Note 11 – ReFlow Transactions

The Mutual Funds may participate in the ReFlow Fund, LLC ("ReFlow") liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow provides participating mutual funds (including each Mutual Fund) with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of a Fund's shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow's or the Adviser's discretion. While ReFlow holds a Fund's shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow's purchases of a Fund's shares through the liquidity program are made on an investment-blind basis without regard to a Fund's objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2023

Note 11 – ReFlow Transactions (continued)

not be subject to the Funds' investment minimums, the Small Cap Fund's redemption fee, or the limitations noted in the "Frequent Purchases and Redemptions of Fund Shares" section within the Funds' prospectus. ReFlow will periodically redeem its entire share position in a Fund and request that such redemption be met in-kind in accordance with the Funds' redemption in-kind policies. The Board has approved the Funds' use of the ReFlow program. The Adviser believes that the program may assist in stabilizing each Fund's net assets, to the benefit of the Fund and its shareholders, although there is no guarantee that the program will do so. To the extent that the Funds' assets do not decline, the Adviser may also benefit. ReFlow fees that were incurred by the Funds during the year ended December 31, 2023 are recorded within the Statement of Operations, if applicable.

During the year ended December 31, 2023 the Mutual Funds satisfied redemption in-kind requests made by Reflow. The transfers were effected in accordance with policies and procedures approved by the Board. Consideration paid and shares sold were as follows:

Fund	Date Range	Value of Cash and Securities Sold	Shares Sold
Growth Fund	January 2023-December 2023	$271,587,172	2,022,985
Balanced Fund	January 2023-December 2023	65,654,484	1,036,819
Small Cap Fund	January 2023-December 2023	22,656,323	925,348

Note 12 – Recent Market Events

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks' interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

Note 13 – Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At December 31, 2023, Charles Schwab & Co. Inc., for the benefit of its customers, held 25.77% and 37.03% of the outstanding shares of the Balanced Fund and Small Cap Fund, respectively.

Note 14 – Subsequent Events

The Minnesota ETF paid distributions to shareholders as follows:

Record Date	Ex-Date	Reinvestment Date/Payable Date	Ordinary Income Rate	Ordinary Income Distribution Paid
1/26/2024	1/25/2024	1/31/2024	$0.03323902	$27,256
2/26/2024	2/23/2024	2/29/2024	$0.04222319	$34,623

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Mairs & Power Growth Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share
Net asset value, beginning of year	$118.00	$162.55	$136.08	$127.22	$106.45
Income from investment operations:
Net investment income	1.18 (2)	1.02 (2)	0.87	1.48	1.59
Net realized and unrealized gain (loss)	31.41	(35.15)	38.82	19.37	28.59
Total from investment operations	32.59	(34.13)	39.69	20.85	30.18
Distributions to shareholders from:
Net investment income	(1.22)	(1.01)	(0.91)	(1.45)	(1.58)
Net realized gains on investments sold	(2.22)	(9.41)	(12.31)	(10.54)	(7.83)
Total distributions	(3.44)	(10.42)	(13.22)	(11.99)	(9.41)
Net asset value, end of year	$147.15	$118.00	$162.55	$136.08	$127.22
Total investment return (loss)	27.70%	(21.07)%	29.27%	16.67%	28.39%
Net assets, end of year, in thousands	$5,019,568	$4,336,486	$5,950,161	$4,858,189	$4,633,937
Ratios/supplemental data:
Ratio of expenses to average net assets	0.64%	0.63%	0.61%	0.64%	0.65%
Ratio of net investment income to average net assets	0.89	0.75	0.55	1.12 (1)	1.28
Portfolio turnover rate	13.45 (3)	11.04 (3)	13.17	14.52	10.77

(1)  Ratio revised subsequent to the completion of the annual report dated December 31, 2020 to include immaterial reclass adjustments related to the Fund's holding of real estate investment trusts.

(2)  Per share net investment income was calculated using average shares outstanding.

(3)  Excludes in-kind transactions associated with redemptions of the Fund.

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share
Net asset value, beginning of year	$93.06	$116.89	$105.23	$99.74	$86.79
Income from investment operations:
Net investment income	2.01 (2)	1.86 (2)	1.68	1.98	2.13
Net realized and unrealized gain (loss)	10.28	(19.21)	17.42	8.10	15.39
Total from investment operations	12.29	(17.35)	19.10	10.08	17.52
Distributions to shareholders from:
Net investment income	(2.07)	(1.86)	(1.68)	(1.99)	(2.12)
Net realized gains on investments sold	(1.63)	(4.62)	(5.76)	(2.60)	(2.45)
Total distributions	(3.70)	(6.48)	(7.44)	(4.59)	(4.57)
Net asset value, end of year	$101.65	$93.06	$116.89	$105.23	$99.74
Total investment return (loss)	13.39%	(14.91)%	18.30%	10.44%	20.32%
Net assets, end of year, in thousands	$780,052	$780,847	$1,022,951	$895,253	$928,828
Ratios/supplemental data:
Ratio of expenses to average net assets	0.71%	0.69%	0.69%	0.71%	0.71%
Ratio of net investment income to average net assets	2.08	1.81	1.45	2.01 (1)	2.22
Portfolio turnover rate	11.74 (3)	9.68 (3)	13.00	15.96	13.60

(1)  Ratio revised subsequent to the completion of the annual report dated December 31, 2020 to include immaterial reclass adjustments related to the Fund's holding of real estate investment trusts.

(2)  Per share net investment income was calculated using average shares outstanding.

(3)  Excludes in-kind transactions associated with redemptions of the Fund.

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share
Net asset value, beginning of year	$26.43	$32.69	$28.15	$26.41	$22.48
Income from investment operations:
Net investment income	0.05 (4)	0.05 (4)	0.01	0.19	0.13
Net realized and unrealized gain (loss)	2.87	(4.59)	7.25	2.13	4.62
Total from investment operations	2.92	(4.54)	7.26	2.32	4.75
Distributions to shareholders from:
Net investment income	(0.06)	(0.05)	(0.01)	(0.17)	(0.11)
Net realized gains on investments sold	(0.14)	(1.67)	(2.71)	(0.41)	(0.71)
Redemption fees (1)(2)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.20)	(1.72)	(2.72)	(0.58)	(0.82)
Net asset value, end of year	$29.15	$26.43	$32.69	$28.15	$26.41
Total investment return (loss)	11.04%	(13.93)%	26.00%	8.78%	21.13%
Net assets, end of year, in thousands	$331,492	$337,201	$427,257	$361,594	$437,300
Ratios/supplemental data:
Ratio of expenses to average net assets	0.94%	0.92%	0.95%	1.04%	1.05%
Ratio of net investment income to average net assets	0.17	0.18	0.02	0.58 (3)	0.48
Portfolio turnover rate	19.05 (5)	19.81 (5)	21.45	16.39	15.07

(1)  The Fund charges a 1.00% redemption fee on shares held 180 days or less.

(2)  Amount per share is less than $0.005.

(3)  Ratio revised subsequent to the completion of the annual report dated December 31, 2020 to include immaterial reclass adjustments related to the Fund's holding of real estate investment trusts.

(4)  Per share net investment income was calculated using average shares outstanding.

(5)  Excludes in-kind transactions associated with redemptions of the Fund.

See accompanying Notes to Financial Statements.

Mairs & Power Minnesota Municipal Bond ETF
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year/period)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Period Ended December 31, 2021 (1)
Per Share
Net asset value, beginning of year/period	$21.80	$25.16	$25.00
Income from investment operations:
Net investment income (2)	0.40	0.29	0.18
Net realized and unrealized gain (loss)	0.72	(3.36)	0.14
Total from investment operations	1.12	(3.07)	0.32
Distributions to shareholders from:
Net investment income	(0.40)	(0.29)	(0.16)
Total distributions	(0.40)	(0.29)	(0.16)
Net asset value, end of year/period	$22.52	$21.80	$25.16
Total investment return, at NAV (3)(4)	5.26%	(12.20)%	1.29%
Total investment return, at Market (3)(4)	5.41%	(12.27)%	1.32%
Net assets, end of year/period, in thousands	$18,467	$17,439	$18,619
Ratios/supplemental data:
Ratio of expenses to average net assets (5)(6)	0.34%	0.39%	0.39%
Ratio of net investment income to average net assets (5)	1.85	1.33	0.88
Portfolio turnover rate (4)(7)	26.84	17.81	2.54

(1)  The Fund commenced investment operations on March 11, 2021.

(2)  Per share net investment income was calculated using average shares outstanding.

(3)  Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)  Not annualized for periods less than one year.

(5)  Annualized for periods less than one year.

(6)  Effective September 1, 2023, the management fee was lowered to 0.25% from 0.39%.

(7)  Excludes in-kind transations associated with creations and redemptions of the Fund.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Mairs & Power Funds and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the funds listed below (the "Funds"), each a series of Trust for Professional Managers, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Mairs & Power Growth Fund, Mairs & Power Balanced Fund, and Mairs & Power Small Cap Fund (the "Mutual Funds")	For the year ended December 31, 2023	For the years ended December 31, 2023, and 2022
Mairs & Power Minnesota Municipal Bond ETF	For the year ended December 31, 2023	For the years ended December 31, 2023, and 2022	For the years ended December 31, 2023, and 2022, and for the period from March 11, 2021 (commencement of operations) through December 31, 2021

The financial highlights of the Mairs & Power Funds Trust (comprising Mairs & Power Growth Fund, Mairs & Power Balanced Fund and Mairs & Power Small Cap Fund), predecessor funds to the Mutual Funds, for the years ended December 31, 2021, and prior, were audited by other auditors whose report dated February 18, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our Audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2021.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 27, 2024

FUND EXPENSES (unaudited)

As a shareholder of the Mutual Funds, you incur two types of costs: (1) transaction costs, including redemption fees for shareholders of the Small Cap Fund, and (2) ongoing expenses for the operation of the Funds (e.g., asset-based charges, such as investment management fees). The Mutual Funds are "no-load" mutual funds. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges. As a shareholder of the Minnesota ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Fund's shares, and (2) ongoing costs, including management fees of the Fund.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Funds' expenses during the period July 1, 2023 through December 31, 2023 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the tables below provides information about the actual account values and actual expenses. You may use this information in this line, together with the amount you invested to estimate the expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expenses and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Funds with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that these hypothetical examples highlight ongoing costs only and do not reflect any transactional fees. In addition, if these transactional fees were included, your costs would have been higher. These hypothetical expense examples may not be used to estimate the actual ending account balances or expenses you paid during the period and will not help you determine the relative total costs of owning different funds.

Mairs & Power Growth Fund

	Beginning Account Value 07/01/2023	Ending Account Value 12/31/2023	Expenses Paid During Period *
Actual return	$1,000.00	$1,074.70	$3.35
Hypothetical assumed 5% return	$1,000.00	$1,021.98	$3.26

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the period of 0.64%, multiplied by the average account value over the period, multiplied by the number of days in the period (184 days), divided by 365 days.

Mairs & Power Balanced Fund

	Beginning Account Value 07/01/2023	Ending Account Value 12/31/2023	Expenses Paid During Period *
Actual return	$1,000.00	$1,056.40	$3.73
Hypothetical assumed 5% return	$1,000.00	$1,021.58	$3.67

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the period of 0.72%, multiplied by the average account value over the period, multiplied by the number of days in the period (184 days), divided by 365 days.

FUND EXPENSES (unaudited) (continued)

Mairs & Power Small Cap Fund

	Beginning Account Value 07/01/2023	Ending Account Value 12/31/2023	Expenses Paid During Period *
Actual return	$1,000.00	$1,038.70	$4.93
Hypothetical assumed 5% return	$1,000.00	$1,020.37	$4.89

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the period of 0.96%, multiplied by the average account value over the period, multiplied by the number of days in the period (184 days), divided by 365 days.

Mairs & Power Minnesota Municipal Bond ETF

	Beginning Account Value 07/01/2023	Ending Account Value 12/31/2023	Expenses Paid During Period *
Actual return	$1,000.00	$1,064.30	$1.56
Hypothetical assumed 5% return	$1,000.00	$1,023.69	$1.53

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the period of 0.30%, multiplied by the average account value over the period, multiplied by the number of days in the period (184 days), divided by 365 days.

BASIS FOR TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

The Board of Trustees (the "Trustees") of Trust for Professional Managers (the "Trust") met on August 17, 2023 to consider the renewal of the Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of the Mairs & Power Minnesota Municipal Bond ETF, Mairs & Power Growth Fund, Mairs & Power Balanced Fund and Mairs & Power Small Cap Fund (each, a "Fund," and together, the "Funds"), each a series of the Trust, and Mairs & Power, Inc. ("Mairs & Power"), the Fund's investment adviser (the "Adviser"). The Trustees also met at a prior meeting held on June 22, 2023 (the "June 22, 2023 meeting") to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust's outside legal counsel discussing in detail the Trustees' fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds' performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser's Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser's key management and compliance personnel, comparative fee information for the Funds and the Adviser's other separately-managed accounts and a summary detailing key provisions of the Adviser's written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds' other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees")), approved the continuation of the Agreement for an additional one-year term ending August 31, 2024.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds' operation by the Adviser's staff. The Trustees considered the Adviser's specific responsibilities in all aspects of day-to-day management of the Funds, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of Brent S. Miller, Lead Portfolio Manager of the Mairs & Power Minnesota Municipal Bond ETF, Robert W. Thompson, Co-Manager of the Mairs & Power Minnesota Municipal Bond ETF and the Mairs & Power Balanced Fund, Andrew R. Adams, Lead Portfolio Manager of the Mairs & Power Growth Fund and Co-Manager of the Mairs & Power Small Cap Fund, Peter J. Johnson Co-Manager of the Mairs & Power Growth Fund, Kevin V. Earley, Lead Portfolio Manager of the Mairs & Power Balanced Fund, Christopher D. Strom, Co-Manager of the Mairs & Power Small Cap Fund, and Michael C. Marzolf, Lead Portfolio Manager of the Mairs & Power Small Cap Fund, and other key personnel at the Adviser involved in the day-to-day activities of the Funds. The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser's compliance program and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year the Adviser had participated in a Trust board meeting to discuss the Funds' performance and outlook, along with the compliance efforts made by the Adviser, including reports provided by the Adviser in its role as the Funds' valuation designee. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed the Adviser's handling of compliance matters, including the reports of the Trust's chief compliance officer to the Trustees on the effectiveness of the Adviser's compliance program. The Trustees also considered the Adviser's overall financial condition, as well as the implementation and operational effectiveness of the Adviser's business continuity plan. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under each applicable Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser's compliance program, were satisfactory and reliable.

BASIS FOR TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

2.  INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Mairs & Power Minnesota Municipal Bond ETF (net asset value price returns), Mairs & Power Growth Fund, Mairs & Power Balanced Fund and Mairs & Power Small Cap Fund for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2023, as applicable. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to each Fund's primary benchmark index (the Bloomberg Minnesota Municipal Total Return Index for the Mairs & Power Minnesota Municipal Bond ETF, the S&P 500 Total Return Index for the Mairs & Power Growth Fund, a blended index (the "Blended Index") comprised of an unmanaged portfolio of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg U.S. Government/Credit Bond Index for the Mairs & Power Balanced Fund, and the S&P SmallCap 600 Total Return Index for the Mairs & Power Small Cap Fund) and in comparison to a peer group of funds as constructed using publicly-available data provided by Morningstar, Inc. and presented by Barrington Financial Group, LLC d/b/a Barrington Partners, an independent third-party benchmarking firm, through its cohort selection process (a peer group of U.S. open-end municipal national intermediate bond, municipal national long-term bond and municipal national short-term bond exchange-traded funds for the Mairs & Power Minnesota Municipal Bond ETF, a peer group of U.S. open-end large-cap blend and large-cap growth funds for the Mairs & Power Growth Fund, a peer group of U.S. open-end moderate allocation funds for the Mairs & Power Balanced Fund, and a peer group of U.S. open-end small-cap blend funds for the Mairs & Power Small Cap Fund) (each, a "Barrington Cohort"). The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that were similar to each Fund in terms of investment strategies.

The Trustees noted the Mairs & Power Minnesota Municipal Bond ETF's performance for the one-year period ended March 31, 2023 was below the Barrington Cohort average. The Trustees noted that for the quarter ended March 31, 2023, the Mairs & Power Minnesota Municipal Bond ETF performed in-line with the Bloomberg Minnesota Municipal Total Return Index. The Trustees noted that for the one-year period ended March 31, 2023, the Mairs & Power Minnesota Municipal Bond ETF had underperformed the Bloomberg Minnesota Municipal Total Return Index. The Trustees further noted that the Adviser deemed any differences between the Mairs & Power Minnesota Municipal Bond ETF's performance and the performance of the comparable separately-managed account composite to be immaterial for all periods reviewed.

The Trustees noted the Mairs & Power Growth Fund's performance for the one-year, three-year, five-year and ten-year periods ended March 31, 2023 were below the Barrington Cohort average. The Trustees noted that for the quarter, one-year, three-year, five-year and ten-year periods ended March 31, 2023, the Mairs & Power Growth Fund had underperformed the S&P 500 Total Return Index, but the Fund had outperformed the S&P 500 Total Return Index for the since inception period ended March 31, 2023. The Trustees further noted that the Adviser deemed any differences between the Mairs & Power Growth Fund's performance and the performance of the comparable separately-managed account composite to be immaterial for all periods reviewed.

The Trustees noted the Mairs & Power Balanced Fund's performance for the one-year, three-year and ten-year periods ended March 31, 2023 was below the Barrington Cohort average. The Trustees noted the Mairs & Power Balanced Fund's performance for the five-year period ended March 31, 2023 was equal to the Barrington Cohort average. The Trustees noted that for the quarter, one-year, five-year and ten-year periods ended March 31, 2023, the Mairs & Power Balanced Fund had underperformed the Blended Index. The Trustees noted that for the three-year and since inception periods ended March 31, 2023, the Mairs & Power Balanced Fund had outperformed the Blended Index. The Trustees further noted that the Adviser deemed any differences between the Mairs & Power Balance Fund's performance and the performance of the comparable separately-managed account composite to be immaterial for all periods reviewed.

The Trustees noted the Mairs & Power Small Cap Fund's performance for the one-year, three-year, five-year and ten-year periods ended March 31, 2023 was below the Barrington Cohort average. The Trustees noted that for the one-year, five-year and since inception periods ended March 31, 2023, the Mairs & Power Small Cap Fund had outperformed the S&P SmallCap 600 Total Return Index. The Trustees noted that for the quarter,

BASIS FOR TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

three-year, and ten-year periods ended March 31, 2023, the Mairs & Power Small Cap Fund had underperformed the S&P SmallCap 600 Total Return Index. The Trustees further noted that the Adviser deemed any differences between the Mairs & Power Small Cap Fund's performance and the performance of the comparable separately-managed account composite to be immaterial for all periods reviewed.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for each Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from the Adviser's continued management.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser's fees, including a review of the expense analyses and other pertinent material with respect to each Fund. The Trustees took into consideration that the management fee for the Mairs & Power Minnesota Municipal Bond ETF was a "unitary management fee" whereby the Adviser agrees to pay all expenses incurred by the Fund, except the unitary management fee payable to the Adviser and certain excluded expenses. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and Barrington Cohort comparisons. The Trustees considered the cost structure of each Fund relative to the Barrington Cohort and the separately-managed accounts of the Adviser with the same or similar investment strategies as each Fund.

The Trustees also considered the overall profitability of the Adviser and reviewed the Adviser's financial information. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under each applicable Advisory Agreement, as well as the Funds' brokerage practices. These considerations were based on materials requested by the Trustees and the Funds' administrator specifically for the June 22, 2023 meeting and the August 17, 2023 meeting at which each applicable Advisory Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the Mairs & Power Minnesota Municipal Bond ETF's contractual management fee of 0.39% was above the Barrington Cohort average of 0.36%. The Trustees observed that the Fund's unitary fee structure limits the Fund's total expense ratio to 0.39% and such expense ratio was above the Barrington Cohort average of 0.30%. The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of the Adviser with the same or similar investment strategies as the Fund. The Trustees also noted that the Adviser had agreed to reduce the Fund's contractual management fee from 0.39% to 0.25% effective as of September 1, 2023.

The Trustees noted that the Mairs & Power Growth Fund's contractual management fee of 0.55% was below the Barrington Cohort average of 0.69%. The Trustees observed that the Mairs & Power Growth Fund's total expense ratio of 0.61% was below the Barrington Cohort average of 0.87%. The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of the Adviser with the same or similar investment strategies as the Fund.

The Trustees noted that the Mairs & Power Balanced Fund's contractual management fee of 0.60% was below the Barrington Cohort average of 0.66%. The Trustees observed that the Balanced Fund's total expense ratio of 0.69% was below the Barrington Cohort average of 0.85%. The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of the Adviser with the same or similar investment strategies as the Fund.

The Trustees noted that the Mairs & Power Small Cap Fund's contractual management fee of 0.80% was above the Barrington Cohort average of 0.79%. The Trustees observed that the Mairs & Power Small Cap Fund's total expense ratio of 0.95% was equal to the Barrington Cohort average of 0.95%. The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of the Adviser with the same or similar investment strategies as the Fund.

The Trustees also noted that, under the Advisory Agreement, the Adviser has agreed to reimburse the Mairs & Power Growth Fund or Mairs & Power Balanced Fund in the event that the total expenses incurred by either Fund in any fiscal year, excluding interest, taxes, brokerage commissions and extraordinary litigation costs, but

BASIS FOR TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

including payments to the Adviser, shall exceed 1.50% of the first $30 million dollars and 1.00% of the balance of the average value of the net assets of the applicable Fund during said fiscal year, based upon computations of such value made as of the close of business on the last valuation day of each month during such fiscal year. In addition, the Trustees noted that the Adviser has agreed to waive its management fees and/or reimburse expenses of the Mairs & Power Growth Fund, Mairs & Power Balanced Fund or Mairs & Power Small Cap Fund for a period of two years following the closing of the reorganization of each Fund into the Trust effective on April 29, 2022, to the extent that covered expenses (i.e., outside legal expenses, audit and tax expenses, trustees' fees, insurance expenses, ICI membership fees, and chief compliance officer fees) accrued for the twelve months ended April 29, 2023 and the twelve months ending on April 29, 2024 exceed $137,000, $72,000 and $62,500, respectively.

The Trustees concluded that each Fund's expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser's profits from sponsoring each of the Mairs & Power Growth Fund, Mairs & Power Balanced Fund and Mairs & Power Small Cap Fund were not excessive, and while the Mairs & Power Minnesota Municipal Bond ETF was not yet profitable to the Adviser, the Adviser maintained adequate profit levels to support the services to each Fund from the revenues of its overall investment advisory business, despite subsidizing the operations of the Mairs & Power Minnesota Municipal Bond ETF.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund's expenses relative to its peer groups and discussed realized and potential economies of scale. The Trustees also reviewed the structure of each Fund's management fees and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). With respect to the Mairs & Power Minnesota Municipal Bond ETF, the Mairs & Power Balanced Fund and the Mairs & Power Small Cap Fund, the Trustees noted that each Fund's management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would be reviewed on a regular basis. With respect to the Mairs & Power Growth Fund, the Trustees reviewed the breakpoint reductions set forth in the Advisory Agreement (0.60% on the first $2.5 billion of net asset value and 0.50% on the net asset value in excess of $2.5 billion). With respect to the Adviser's fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and each Fund at each Fund's current asset level.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees examined the brokerage practices of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and an increased ability to obtain research or brokerage services or to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of each applicable Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund's surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of each applicable Advisory Agreement for an additional one-year term ending August 31, 2024 as being in the best interests of each Fund and its shareholders.

NOTICE OF PRIVACY POLICY & PRACTICES (unaudited)

We collect non-public personal information about you from the following sources:

•  information we receive about you on applications or other forms;

•  information you give us orally; and

•  information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•  social security numbers;

•  account balances;

•  account transactions;

•  transaction history;

•  wire transfer instructions; and

•  checking account information.

What Information We Disclose

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling (855)-839-2800 for the Minnesota ETF or (800) 304-7404 for the Mutual Funds and requesting a copy of the applicable Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at www.mairsandpower.com and on the SEC's website at www.sec.gov on Form N-PX.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

A description of the Funds' policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI and on the Funds' website. A complete list of each Fund's holdings is available on or about 15 days after each quarter-end at www.mairsandpower.com. This list remains available on the website until it is replaced with the following quarter-end list. The portfolio holdings list is also filed in the Funds' annual and semi-annual reports to shareholders filed with the SEC on Form N-CSR and as an exhibit to Form N-PORT following the end of each quarter. Form N-CSR and the public portion of Form N-PORT, when available, may be viewed on the SEC's website at www.sec.gov.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Trust intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Minnesota ETF at (855)-839-2800 or the Mutual Funds at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Trust will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

eDelivery is available to all direct shareholders. eDelivery provides your tax statements, account statements, trade confirmation statements and certain other shareholder documents online rather than by regular mail. In addition to reducing paper waste, eDelivery may reduce your Fund fees by lowering printing and mailing costs over time. To receive materials electronically, please contact the Minnesota ETF at (855)-839-2800 or the Mutual Funds at (800) 304-7404 or visit www.mairsandpower.com to sign up for eDelivery. If you hold your Fund shares through a Financial Intermediary, please contact your Financial Intermediary regarding electronic delivery options.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (unaudited)

Information regarding how often shares of the Minnesota ETF trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Minnesota ETF is available without charge, on the Minnesota ETF's website at www.mairsandpower.com.

TAX INFORMATION (unaudited)

For the year ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Mairs & Power Growth Fund	100.00%
Mairs & Power Balanced Fund	58.04%
Mairs & Power Small Cap Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2023, was as follows:

Mairs & Power Growth Fund	100.00%
Mairs & Power Balanced Fund	52.00%
Mairs & Power Small Cap Fund	100.00%

INFORMATION ABOUT TRUSTEES (unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-839-2800.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	31	• Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	31	• Retired; Former Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	31

• Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022); President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee (2012-2018).

					Independent Director, BMO Funds, Inc. (an open-end investment company) (2017-2022).
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 6, 2022	31

• Retired; President and Chief Operating Officer (2000-2020), Vice President of Sales and Chief Operating Officer (1995-2000), Olstein Capital Management, L.P. (asset management firm); Secretary and Assistant Treasurer, The Olstein Funds (1995-2018).

					Trustee, The Olstein Funds (an open-end investment company) (1995-2018).
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31

• Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020); Partner and Senior Portfolio Manager, Denver Investments LLC (asset management firm) (2009-2018).

					Director, Peoples Financial Services Corp. (a publicly traded bank holding company) (2022-present).

INFORMATION ABOUT TRUSTEES (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES (continued)
Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	• Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-present).	N/A
INTERESTED TRUSTEE AND OFFICERS
John P. Buckel* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chairperson, Trustee, President and Principal Executive Officer	Indefinite Term Chairperson and Trustee (since January 19, 2023); President and Principal Executive Officer (since January 24, 2013)	31	• Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	• Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti- Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	• Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley- Teton Advisors, LLC and Teton Advisors, Inc (2017-2021).	N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	• Vice President, U.S. Bancorp Fund Services, LLC (2019- present); Partner, Practus, LLP (2018-2019).	N/A

*  Mr. Buckel is deemed to be an "interested person" of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

INFORMATION ABOUT TRUSTEES (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEE AND OFFICERS (continued)
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	• Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Shannon Coyle 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1990	Assistant Treasurer	Indefinite Term; Since August 26, 2022	N/A	• Officer, U.S. Bancorp Fund Services, LLC (2015-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	• Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

Mairs & Power Growth Fund, established 1958
Mairs & Power Balanced Fund, established 1961
Mairs & Power Small Cap Fund, established 2011
Mairs & Power Minnesota Municipal Bond ETF (MINN), established 2021

To Contact the Funds
Call 1-855-839-2800
for the Minnesota ETF
or 1-800-304-7404
for the Mutual Funds
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs & Power, Inc.
30 East 7th Street
Suite 2500
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Mairs & Power, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-0701

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2023.

Item 3. Audit Committee Financial Expert.

Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
(a) Audit Fees	$61,000	$65,000
(b) Audit-Related Fees	0	0
(c) Tax Fees	15,000	15,000
(d) All Other Fees	0	0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

1

(e)(2) The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	0	0
Registrant’s Investment Adviser	0	0

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

2

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2023.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	3/5/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	3/5/2024

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	3/5/2024

* Print the name and title of each signing officer under his or her signature.